UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:   May 31

Date of reporting period:   June 1, 2015 - November 30, 2015

Item 1.   Report to Stockholders.

Stone Harbor

Investment Partners

November 30, 2015

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	1

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

Dear Shareholder,

The six month period ended November 30, 2015 presented a challenging environment for credit and equity markets worldwide. The underlying macroeconomic themes from earlier in the year seemed to grow in importance during the current review period, and continued to pressure global financial markets. Weak commodity prices, divergent global monetary and fiscal policies, and deepening concerns around global growth all converged to further erode already unsettled market sentiment. Growth recovery efforts, particularly in emerging markets, were hampered by the impact of the stronger US dollar, as well as ongoing geopolitical risks in Eastern Europe and the Middle East. While market and asset price volatility increased during the period, our outlook for credit markets remains highly dependent on the future path of economic growth.

The decline in commodity prices, oil prices in particular, continued to exert significant influence on the investment outlook during the period. The broad impact of low oil prices was especially felt in the high yield and emerging markets. Default rates began to rise in the US high yield market while oil exporters in emerging markets suffered. Oil importing countries in the emerging and developed world began to see the benefits of lower oil prices. This fundamental weakness combined with tighter bank trading regulations led to a significant decline in market liquidity, particularly in the more volatile asset classes, causing spreads to widen. We expect this increase in volatility to continue over the intermediate term, especially in light of the ongoing uncertainty surrounding global growth.

Divergent global monetary and fiscal policies aimed at promoting growth and reducing deflationary risks were also important factors during the reporting period. The US experienced moderate economic growth during the period and, after deferring a rate increase for several meetings, the Federal Reserve (the “Fed”) increased rates in December. In Asia, China experienced slowing economic growth and implemented a number of dramatic stimulus measures including currency devaluation, interest rate cuts, stock market intervention, and increased fiscal spending. With Europe experiencing steady slow economic growth and weak inflation, the European Central Bank (“ECB”) cut interest rates and indicated that it will do more as necessary.

We believe that credit markets will continue to experience market volatility as questions about global growth continue to dominate investor concerns. As was the case six months ago, our current view is that market performance will be uneven and heavily influenced by the macroeconomic forces described above. This seems to be an environment where security selection will have an extremely important impact on future performance.

At Stone Harbor, we continue to focus on capturing excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor developments in these markets, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor Investment Partners LP and look forward to providing you with another update in six months.

Market Review: Emerging Markets Debt

The six months ended November 30, 2015 was a volatile period for emerging markets (“EM”) as sentiments around growth expectations, market technicals, and returns deteriorated throughout most of the period on several adverse macroeconomic drivers. The Chinese stock market crash that rippled across global equity markets, the continued slide in oil prices, and concerns around US monetary policy and the preoccupation with the timing of the initial interest rate hike, coincided to create a challenging investment landscape for credit and equity markets alike. The move by the People’s Bank of China (“PBOC”) to devalue the currency exacerbated the negative sentiment as global investors speculated on deeper economic issues in China. Notably, the volatility index (“VIX”) spiked to a post 2009-high of mid-40 at the end of August.

In addition to these broad macroeconomic factors, idiosyncratic problems in several large economies, including the political crisis in Brazil and the related Standard & Poor’s Financial Services LLC (“S&P”) downgrade of Brazil sovereign debt from BBB- to BB+, the political turmoil in Turkey, as well as geopolitical tensions in the Russia-Ukraine border, negatively impacted flows into EM debt. Portfolio outflows from local currency assets accelerated in reaction to market volatility and continued concerns around EM growth.

By the end of the review period, the macroeconomic picture appeared to be improving. The Fed left rates unchanged in September, global equity markets - including China - regained footing and produced better economic results, the geopolitical situation in Russia and Ukraine subsided, and overall market volatility receded.

While these market dynamics had varying degrees of impact across EM sectors, countries, currencies, and EM industries during the period, EM debt broadly posted negative returns; and, in the particular case of local markets, most emerging markets currencies depreciated during the review period. The J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (“GBI-EM Global Diversified”) returned -9.63%, all of which was driven by foreign exchange rate (“FX”) weakness. The J.P. Morgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”) returned -0.64%, and the J.P. Morgan Corporate Emerging Markets Broad Diversified (“CEMBI Broad Diversified”) returned -1.99%.

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Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund” or “portfolio”) for the six month period ended November 30, 2015 was -2.36% (net of expenses) and -2.02% (gross of expenses). This performance compares to a benchmark return of -0.64% for the EMBI Global Diversified. For the period, external sovereign bond credit spreads over comparable maturity US Treasury securities widened by 46 basis points, ending the period at 390 basis points.

The Fund underperformed its benchmark primarily as a result of country selection within the hard currency sovereign debt allocation, which detracted 88 basis points from relative returns. Local currency debt allocation detracted 18 basis points – the majority of the underperformance attributed to FX exposure – and hard currency corporate debt allocation detracted 16 basis points. The largest detractor from relative returns was an underweight in Ukraine. Ukraine sub-index outperformed during the period on news of a sovereign debt restructuring. Key components of the agreement reached during the third quarter included a 20% principal haircut, a four-year maturity extension, an increase in the average coupon, no haircut on accrued interest, and additional GDP warrants with payouts during 2021-2040, subject to GDP triggers. The result and the market’s response to it were better than expected. Nevertheless, we believe that the restructuring terms were too optimistic. Economic depression continues to deepen in Ukraine and geopolitical tensions with Russia remain high. In addition, we believe Ukraine is unlikely to pay $3 billion owed to Russia in December 2015. As a result of our view, the portfolio continues to hold no exposure to Ukraine.

Another detractor was an overweight and issue selection in Brazil. The fundamental story has been deteriorating, but in our view, the country’s ability and willingness to service debt obligations remains strong. S&P downgraded Brazil debt from BBB- to BB+ in early September, citing the perceived lack of willingness of congress to support fiscal reforms. Brazil’s sovereign bond spreads widened in response to the downgrade and the Brazil real sharply depreciated in August and September 2015. We believed that credit spreads had already factored in a macroeconomic outlook consistent with valuations for a single-B rated credit and that the market was overstating Brazil default risk. Other detractors within the hard currency debt allocation included overweights and issue selection decisions in Chile and Costa Rica, an overweight in Iraq, an underweight in Russia, and issue selection in South Africa.

The largest positive contributor to relative returns was an overweight and issue selection in Venezuela. In our view, deeply discounted prices of Venezuela bonds overstated default risk. We maintained an overweight position in Venezuela based on our assessments of the sovereign’s ability and willingness to service its external debt, particularly in the near term. Our judgement is that Venezuela’s policy makers are keenly aware of the importance of avoiding default. In October and November, Venezuela’s government paid over $5 billion to bond holders in the form of coupons, amortizations and maturities, supporting this view. Importantly, these payments have already reduced our exposure in Venezuela. Other positive contributors included an overweight and issue selection in Ecuador and Kazakhstan. An overweight in Kazakhstan enhanced relative returns as its sovereign bonds outperformed following the government’s tender for $3.4 billion of existing quasi-sovereign debt. Ecuador also outperformed as the government prepared market participants for the first full repayment at maturity of sovereign international debt in over 160 years. Corporate exposure in Russia also enhanced returns during the period.

The largest relative exposure changes during the review period included reducing the Fund’s positions in Indonesia, Kazakhstan, Russia, and Venezuela based on outperformance and valuations. On the other hand, we increased the Fund’s positions in select countries in Latin America, including Brazil, Costa Rica, Ecuador, and El Salvador, where spreads have widened. As of the end of November, the Fund’s relative position in Brazil was the largest overweight in the Fund. We are cognizant of ongoing political concerns over the corruption scandals at the state-sponsored oil and gas producer Petroleo Brasiliero SA (“Petrobras”) and the related news at BTG Pactual (BTG’s former chairman and CEO Esteves has been arrested and has resigned from the bank). We also recognize that rating agencies may downgrade Brazil sovereign debt further. However, the prospects for repayment of Brazil sovereign bonds remain strong, in our view. In addition, we reduced our underweights in Croatia, Malaysia, and Turkey during the review period. At the end of the period, the portfolio was modestly underweight duration, with much of the underweight concentrated in Central and Eastern Europe and Asia, including Hungary, Lebanon, Poland, Ukraine, China, and Philippines. In the case of Lebanon and Ukraine, we held zero exposure based on our assessment of relative valuation and fundamentals.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $2.0 million. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $1.3 million and $4.0 million in unrealized appreciation, for an increase in operations of $5.3 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund” or “portfolio”) for the six month period ended November 30, 2015 was -10.86% (net of expenses) and -10.42% (gross of expenses). This performance compares to a benchmark return of -9.63% for the GBI-EM Global Diversified, with FX accounting for all of the negative return. The largest underperformers for the period at the index level were Colombia

(-22.30%), Brazil (-20.12%) and South Africa (-14.49%).

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	3

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

The largest source of underperformance was Colombia (FX and duration overweight). The Fund’s overweight duration positioning in Colombia was based on what we believed were attractive valuations and a steep local bond yield curve that favored longer duration exposure. Colombia bond yields rose as inflation climbed above its target range – largely due to the oil-related weakness in the currency – limiting the scope for rate cuts.

Other significant detractors included Hungary (FX and duration underweight), Nigeria (FX underweight), and Poland (overweight FX and issue selection). We continue to view Hungary as one of the most challenged credits in Central Europe with a weak balance sheet (high debt/GDP) in a small, open economy with a ruling political party that has pursued populist policies at the expense of structural reforms that may generate sustainable growth. In this environment, we believe that the Hungarian forint has low appreciation potential and bond yields are low relative to the credit risk. However, during the period, the Hungary sub-index outperformed the benchmark, returning -2.02% versus -9.63%. In Nigeria, capital controls and a fixed exchange rate allowed for the reported outperformance of the Nigeria sub-index in FX and rates during the period. However, Nigeria will be removed from the GBI-EM Global Diversified given the constraints on liquidity. In light of this prospect, we held a zero weight in the country’s currency and local fixed income, which resulted in relative underperformance.

The top positive contributors to performance during the period included Indonesia (FX overweight), Russia (FX underweight, duration overweight), and issue selection in off-benchmark, short duration hard currency bonds in Venezuela. Indonesia remained one of our favorites in the Asia region, as shown by our continued overweight position since September 2013. Despite lower growth this year, the central bank remained focused on financial stability and will maintain a relatively tight policy, in our view. We also believe a cabinet reshuffle over the summer reaffirmed the government’s commitment to conservative fiscal policies. During the period, the Indonesia rupiah was among the best performing currencies. We moved the Russia FX exposure to neutral in the second quarter as we felt the rebound in the ruble had outpaced the rebound in oil prices. Late in July, we moved to an outright underweight in the ruble as oil prices continued to fall. The ruble stabilized relative to the US dollar toward the end of the review period but remained at weaker levels compared to its peak in May 2015. An off-benchmark position in short duration Venezuela hard currency debt was the largest positive contributor, enhancing relative returns by 29 basis points during the period.

The largest relative changes in the Fund included adding to our position in Brazil real and Indonesia rupiah. While we remain cautious in Brazil given the economic and political challenges, we tactically reduced our underweight in the real over the last several months due to cheap valuations and renewed intervention by Brazil’s central bank, which has been selling US dollars. We also increased our exposure in the Polish zloty. We reduced our underweight in the beginning of 2015 and increased our position in the zloty to an overweight in August to express our view of reduced downside for the euro. Our investment thesis was based on Poland’s improving economic activity and the view that Poland would benefit from better economic strength in the Eurozone, particularly relative to other Central and Eastern European (“CEE”) countries. Our positioning worked well, especially in the third quarter, as it was helped by the rally of the euro versus the US dollar and signs of improving economic activity in the region. To fund these positions, we reduced FX exposure in Colombia, Malaysia, and South Africa.

The Fund’s positioning at the end of the period reflects our expectations of modestly better growth in emerging markets in 2016. Currency weakness over the past several years has allowed for adjustments in the external balances of many emerging markets; the depreciation of EM currencies relative to the US dollar is beginning to help reduce current account deficits. Many EM economies now boast surpluses in their current accounts. While it remains difficult to predict the path of oil prices, many energy exporters are adjusting to a lower oil price environment through fiscal adjustments or increases in domestic gas prices, which lower fiscal pressures. Finally, while we believe China’s growth trajectory is very likely to be lower in the year ahead, we see no imminent crash in China’s economy but rather a long process of deleveraging.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had a net exposure to these derivatives of approximately -$589,000. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $9.4 million partially offset by $4.6 million in unrealized depreciation, for a net increase in operations of approximately $4.8 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund” or “portfolio”) for the six month period ended November 30, 2015 was -2.86% (net of expenses) and -2.36% (gross of expenses). This performance compares to a benchmark return of -1.99% for the CEMBI Broad Diversified. The index spread over comparable maturity US Treasury securities widened by 72 basis points, ending the period at 406 basis points. Contributions to the index total return from each of the major EM regions (i.e., Africa, Asia, Eastern Europe, Latin America, and the Middle East) were negative for the period with the exception of Eastern Europe which was up 3.09% for the period. Specific top country performers included Bangladesh (+4.90%), Russia (+5.74%), and Ukraine (+11.16%); the bottom performers included Brazil (-13.88%), Mongolia (-42.88%), and Zambia (-31.83%). The negative performance of the EM corporate sector was driven primarily by depressed oil prices and sovereign downgrades.

The Fund underperformed its benchmark largely as a result of issue selection decisions in several countries including Brazil, Chile, India, and Kazakhstan. Regionally, corporates from Latin America detracted the most, while corporates from Eastern Europe, Middle East, Africa in aggregate enhanced relative returns. In Brazil, the Fund’s performance suffered from exposure to corporate issuers impacted by the ongoing political scandal

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Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

at the state-sponsored oil and gas producer Petroleo Brasileiro SA (“Petrobas”). Petrobras bonds were negatively impacted as a result of the company being downgraded by S&P in early September to below investment grade (BB). This rating downgrade, coupled with an earlier Moody’s Investors Service (“Moody’s”) downgrade, had resulted in the bond being ineligible for most Investment Grade (“IG”) indices. As a consequence, the entire Petrobras curve came under significant pressure as certain IG investors were required to sell the bonds. The depreciation of the Brazilian real also exacerbated Petrobras’ leveraged balance sheet and added to negative sentiment surrounding the company. We held our position based on the view that the company’s prospects would improve over the course of the next year as they begin to manage leverage through lower capital expenditures, reduced operating costs and asset sales.

Positioning in Russia and China enhanced returns, as did issue selection decisions in Indonesia. In the case of Russian corporates, the Fund’s positioning in Russia moved from an underweight in the fourth quarter of 2014 to an overweight in January 2015, and this overweight was maintained even as Russian corporates were downgraded in February and throughout the remainder of the review period. This positioning eventually improved relative performance as Russian corporate bond prices recovered during the third quarter from the oil price-induced drawdown in late 2014, enhanced by investor demand to reduce underweight positions versus the CEMBI Broad Diversified. As part of the re-positioning of the Russia exposure, we focused on non-cyclical businesses such as the Mobile Telecommunications sector (Vimpelcom and MTS Telecom) and hard currency generating companies in the Oil & Gas sector (Lukoil and SIBNEFT). These issue selection decisions also enhanced relative performance during the period.

Looking ahead to 2016, we expect continued pressure on commodity producing companies, those exposed to local currency depreciation, and issuers from split-investment grade countries that are at risk of further downgrade, specifically Brazil, South Africa, and Turkey. Based on these expectations, we have marginally reduced exposure to certain Mining and Oil and Gas credits and increased exposure to companies that generate hard currency. In the case of South Africa, we hold an off-benchmark position in hard currency quasi-sovereign debt. Regionally, we hold the largest relative underweight in Asia, given the multitude of low spread opportunities across a number of the stronger investment grade countries.

We believe the most attractive investment opportunities for 2016 will be in those countries that experienced political and economic challenges in 2015, and where corporate bond prices have fallen as a result. We expect that in Brazil, credit selection will remain a key driver of excess returns and that the country, despite current political crises related to the ongoing Presidential impeachment process, still provides one of the largest opportunity sets in 2016. Once the political noise has bottomed, Russian corporates are also attractive versus sovereign bonds, in our view. We see more limited upside in China and Mexico IG credits. In addition, we believe an improved political environment will result in spread compression for corporates in Argentina. At the end of the review period, the Fund’s largest positions were in Indonesia, Mexico and Russia.

In broad terms, our strategy in corporates focuses on identifying companies that are market leaders in their industries. We favor exporters that generate US dollar revenues and companies that benefit from the growth of middle classes. At the sector level, we favor Consumer Goods, Wireless Telecommunications, and Food and Beverage companies, among others. In addition, we look for companies that are growing, reducing debt and, as a result, are candidates for rating agency upgrades over the next 18 to 24 months.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $25,000. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $5,000 and $22,000 in unrealized appreciation, for a net increase in operations of approximately $27,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Debt Allocation Fund

The Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund” or “portfolio”) performance for the six month period ended November 30, 2015 was -6.73% (net of expenses) and -6.31% (gross of expenses). This compares to a blended benchmark (50% EMBI Global Diversified / 50% GBI-EM Global Diversified) return of -5.19%. At the close of the reporting period, the Fund allocated approximately 48.5% to local currency debt, 46.6% to external sovereign debt, and 3.4% to hard currency corporate debt, with cash representing 1.5% of the Fund. The Fund’s asset allocation mix varied throughout the review period, driven by tactical asset allocation decisions based on portfolio management’s assessment of relative value opportunities and global market risks. The portfolio’s local currency debt allocation detracted 69 basis points in aggregate, driven primarily by negative attribution from issue selection. The allocation to hard currency debt detracted 34 basis points, almost entirely driven by country selection. Hard currency corporate debt allocation detracted 7 basis points. Tactical asset allocation decisions, including the decision to reduce local currency exposure in August 2015 in light of the unexpected Chinese devaluation and then to increase it later in the reporting period, detracted 4 basis points. Treasury attribution, a result of holding modestly lower US Treasury duration than that of the blended benchmark, enhanced returns by 7 basis points, and miscellaneous differences detracted 5 basis points from relative total returns.

Within the hard currency sovereign debt allocation, an underweight in Ukraine was the largest detractor from relative performance. The Ukraine sub-index outperformed during the period on news of a sovereign debt restructuring. Key components of the agreement reached during the third quarter included a 20% principal haircut, a four-year maturity extension, an increase in the average coupon, no haircut on accrued interest, and

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	5

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

additional GDP warrants with payouts during 2021-2040, subject to GDP triggers. The result and the market’s response to it were better than expected. Nevertheless, we believe that the restructuring terms were too optimistic. In our view, economic depression continues to deepen in Ukraine and geopolitical tensions with Russia remain high. In addition, Ukraine is unlikely to pay $3 billion owed to Russia in December 2015. As a result of our view, the portfolio continues to hold no exposure to Ukraine.

Other detractors from performance included overweights and issue selection decisions in Brazil, Chile, and Costa Rica. In Brazil, the fundamental story has been deteriorating, but in our view, the country’s ability and willingness to service debt obligations remains strong. S&P downgraded Brazil debt from BBB- to BB+ on September 9th, citing the perceived lack of willingness of Brazil’s congress to support fiscal reforms. Brazil’s sovereign bond spreads widened in response to the downgrade and the Brazil real sharply depreciated in August and September 2015. We believed that credit spreads had already factored in a macroeconomic outlook consistent with valuations for a single-B rated credit and that the market was overstating Brazil default risk. An underweight in Russia and issue selection decisions in South Africa also detracted from relative performance.

The biggest positive contributor to relative returns within the hard currency allocation was an overweight and issue selection in Venezuela. In our view, deeply discounted prices of Venezuela bonds overstated default risk. We maintained an overweight position in Venezuela based on our assessments of the sovereign’s ability and willingness to service its external debt, particularly in the near term. Our judgment is that Venezuela’s policy makers are keenly aware of the importance of avoiding default. In October and November, Venezuela’s government paid over $5 billion to bond holders in the form of coupons, amortizations and maturities, supporting this view. Importantly, these payments have already reduced our exposure in Venezuela.

Top detractors within the local currency debt allocation included Brazil (issue selection), Colombia (FX and duration overweight, issue selection), Hungary (FX and duration underweight), and Thailand (FX underweight). The Fund’s overweight duration positioning in Colombia was based on what we believed were attractive valuations and a steep local bond yield curve that favored longer duration exposure. Colombia bond yields rose as inflation climbed above its target range – largely due to the oil-related weakness in the currency – limiting the scope for rate cuts. In Hungary, we maintain the view that it is one of the most challenged credits in Central Europe with a weak balance sheet (high debt/GDP) in a small, open economy with a ruling political party that has pursued populist policies at the expense of structural reforms that may generate sustainable growth. In this environment, we believe that the Hungarian forint has low appreciation potential and bond yields are low relative to the credit risk. However, during the period, the Hungary sub-index outperformed the benchmark. In Thailand, our decision to underweight the Thai baht was based on our expectations that currencies in Asia, with the exception of Indonesia, would underperform the market due to weaker economic activity in China. Our decision to underweight the Thai baht also arose from political uncertainty and the central bank’s intention to allow the baht to depreciate.

The Fund’s exposure in Mexico (FX and duration overweight) enhanced returns, as did overweight FX exposure in Brazil. In Mexico, the Fund’s overweight position reflected our view that the Mexican economy will continue to perform well and that growth will accelerate into 2016. A weaker peso has enhanced Mexico’s competitiveness. We also view Mexico’s close economic ties to a growing US economy as a strong support for Mexico’s local economy.

At the end of September, the Fund began reducing its tactical underweight allocation to local currency debt. For the first four months of the reporting period, this underweight enhanced relative performance as the total return of the local currency benchmark underperformed the hard currency index by over 8%. Given this underperformance in local currency debt and the more attractive valuations in local markets, we began adding EM FX and local interest rate exposure in September. By the end of November, the portfolio’s position in local debt markets had increased to a more modest underweight relative to the 50% weighting in the blended benchmark.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had no net exposure to these derivatives. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) return for the six months ended November 30, 2015 was -5.89% (net of expenses) and -5.58% (gross of expenses). This compares to a benchmark return of -6.63% for the Citigroup High Yield Market Capped Index.

Global growth concerns were primarily to blame for a weak high yield market over the review period, as commodity prices plummeted to multi-year lows. The drawdown in oil prices in particular had a disproportionate negative impact on overall market performance, given that energy represents the largest industry within the US high yield benchmark. An increase in market volatility led by thin trading liquidity and increased company–specific operational disappointments led to further credit spread widening. Given global economic growth uncertainty and as the Fed prepares for “lift off”, we expect this increase in volatility to persist over the intermediate term. The market is also encountering a step up in idiosyncratic events that have had a negative impact on a growing number of industries.

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Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

High yield new issuance languished during the period due to a decline in refinancing activity. A rise in M&A transactions and a number of issuer-unfriendly and non-opportunistic deals also put downside pressure on the market. From a technical perspective, high yield issuers continue to have access to capital; however, in our view, CCC issuers could see tighter borrowing conditions in the future as risk aversion gains traction in the market. Retail flows over the period were negative but comparatively better than the same period last year. High yield spreads, as represented by the Citigroup High Yield Market Capped Index, widened 171 basis points to end the period at 644 basis points, and the average yield rose 2.04% to 8.03%.

Top performing sectors during the period under review included the Containers and Food/Beverage industries which benefit from stable operations, strong cash flows and solid asset values. Predictably, the bottom performers included Energy, driven by lower oil prices, and Metals/Mining, led by the underperformance of coal companies due to the rising abundance of cheaper natural gas in the US, diminished demand globally and tightening environmental regulations. Market volatility and a decline in investor risk appetite drove BB-rated bonds to outperform both B and CCC securities (S&P ratings), as represented by the Citigroup High Yield Market Capped Index. Longer duration securities, which tend to be higher in credit quality, significantly outperformed shorter duration bonds.

From a fundamental standpoint, we believe overall company financials are deteriorating. Default rates remain below long term averages but have been pressured by increasing defaults in the Energy and Metals/Mining sectors. We anticipate an increase in defaults as low commodity prices continue to pressure high yield issuers, and believe that the low in defaults has most likely been achieved for this cycle. The US market had more companies downgraded to high yield than companies upgraded to investment grade, and there were a greater number of ratings downgrades than upgrades on both a volume and issuer basis. Default rates in the leveraged loan and European high yield markets, however, have remained low helped in part by lower commodity exposure. In Europe, high yield fundamentals also remain broadly healthy with leverage ratios declining as European economic growth increased.

The portfolio outperformed its benchmark due to industry selection. Positive excess returns were driven by underweights to the Energy and Metals/Mining sectors, and an overweight to the Food/Beverage industry. Issue selection decisions within Energy, and to a lesser extent the Utilities sector, were the primary detractors from performance, although these losses were partially offset by issue selection in the Chemicals and Cable/Media industries. Continued volatility in oil prices driven by a supply/demand imbalance put pressure on our holdings in Energy, particularly in Exploration & Production and Oil Field Services companies. Depressed natural gas prices, which pushed power prices lower, adversely affected the portfolio’s power generation holdings in the Utilities sector. In the Chemical industry, positions in specialty chemical manufacturers and a zero weighting to producers of titanium dioxide – which experienced a slump in prices due to a lack of global demand – contributed positively to returns. Issue selection in the B-rated sector and an underweight to the CCC-rated sector enhanced performance while an underweight to BB-rated issuers detracted from returns.

With market volatility expected to continue, and the credit cycle in its later stages, we are taking a defensive posture in portfolio positioning. We have been increasing our exposure to leveraged loans and reducing our underweight in the BB sector, as well as paring down exposure to CCC-rated issues. We remain overweight B-rated bonds on attractive valuations. From an industry standpoint, the portfolio is overweight in several defensive sectors such as Cable/Media, Food/Beverage and Consumer Products, as these sectors benefit from stable operations, strong cash flows and solid asset values. We are notably underweight in both the Energy and Metals/Mining industries, as we believe oversupply, coupled with slower than expected global growth, has led to accelerated commodity price declines.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $216,000. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $27,000 partially offset by $121,000 in unrealized appreciation, for a net increase in operations of approximately $94,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund” or “portfolio”) for the six months ended November 30, 2015 was -0.48% (net of expenses) and -0.23% (gross of expenses). This performance compares to a benchmark return of -0.12% for the Barclays US Aggregate Index. The Fund’s modest underperformance relative to its benchmark is primarily the result of certain asset allocation decisions. In terms of asset allocation, the Fund’s underperformance relative to the benchmark can be explained by an overweight to corporate bonds, during a period where credit spreads were generally wider. Security selection was a positive contributor to the Fund’s performance relative to the benchmark. Securitized assets accounted for most of the security selection alpha.

Over the past six months, the Chinese devalued their currency, the ECB introduced further quantitative easing, only for the expectation of and clamor for more to grow, and in September, the Fed reached the point of tightening, only to step back and then to step forward again. Copper prices declined by a third with a similar move in Chinese equity markets. Underlying this, Chinese growth has averaged around low 6% levels according to most commentators; US growth was 3.9% in the second quarter and 2.1% in the third quarter. Europe recorded 1.4% growth annualized over the second and third quarters. Core US inflation has edged up to 1.9% year-over-year while Eurozone inflation has remained

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	7

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

subdued. Credit markets performed poorly, especially the high yield sector, which underperformed equal duration US Treasuries by approximately 6.5%, despite little change in ten year yields. The trade-weighted US dollar rallied by about 4% over the past six months.

Looking ahead, we are focusing on a number of issues. The August Chinese currency devaluation, which came as a shock to many, contributed to policy uncertainty which we believe will likely remain as the authorities navigate their way through a rebalancing of the economy. While a positive contribution is anticipated from the devaluation, we believe the impact on the overall economy will likely be modest. Given the strength in the trade-weighted renminbi and ongoing economic softness, we expect more periodic devaluations. We anticipate a period of stable or even improving growth after each devaluation and before pressure re-appears, as the economy weakens under the pressure to rebalance away from investment and recognize the constraints of credit-driven growth. In our view, it appears we have entered a near term period of stability which may help calm concerns about emerging markets more broadly and permit the markets a period of reflection. We believe the key component of the outlook for emerging markets more generally is the demand for commodities, which may be influenced by Chinese growth. Growth in the primary and secondary sectors of the Chinese economy has already collapsed, suggesting that we may have seen the worst of the decline in demand for commodities and other emerging markets’ product more generally. In our view, demand will continue to decline; Brazil and Russia, for example, face their own challenges as they overcome a burst bubble, which revealed a lack of market reform. However, we believe that the challenges for emerging markets going forward will likely be predominantly endogenous. The one exogenous consideration outstanding, however, is Fed policy going forward.

At the time of this writing, it seems probable that the Fed will raise rates in December. It appears that the Fed has lowered the hurdle rate for growth to trigger a tightening. As such, we expect to see a move of 25 basis points per quarter, absent a material softening of growth. We continue to believe that the yield curve does not reflect this likely path of rates and that ten year yields represent fair values closer to a 3% yield than the current 2.25% yield. However, we think messaging from the Fed reflects a compromise between the dovish members of the Committee and the remaining members. This suggests that the range of market expectations is likely to oscillate between 25 basis point tightening per half year (current pricing) and 25 basis points per quarter (our more pessimistic expectation). Our longer term expectation for the terminal Fed Funds rate is still 3.5%, reflecting an economy that has not materially deleveraged and a growing challenge from demographic changes, although the changes may be at their least intensive in the US.

Arguably, Europe has been growing above trend for some time, albeit modestly. Though the Eurozone unemployment rate has declined, inflation has remained subdued with headline inflation slightly above zero and core inflation around 1%. While there are signs that bank lending channels are loosening, there is little in the data to suggest that the ECB will reach its 2% inflation target in the near future. With some tentative signs of a slowdown in Germany, it seems likely that the European output gap will remain elevated, resulting in a long period of underlying disinflationary impulse. The risks of a second-round effect of low inflation will increase the longer inflation remains low. In our view, the recent moves from the ECB were disappointing and we expect further action in 2016, and it is important to recognize that the ECB is close to the end of its easing cycle. We believe yield differentials with the US should continue to widen, reducing support for the euro. While investor positions have increased, they do not yet appear to be at a level which represents a warning sign.

An initial move higher in the yield curve often goes hand in hand with a tightening of credit spreads. Both events are indicators of a strong economy. Over the past twelve months, the US high yield sector has been the standout credit underperformer, especially when compared to the progress that the economy has made and the performance of equity markets. Until recently, the sector’s underperformance could be attributed to lower oil prices and the subsequent broader collapse in commodity prices. While longer term valuations are slightly more attractive, in our opinion, we believe this sectoral behavior is masking some worrisome underlying trends. For example, M&A activity is running at very elevated levels, which has led to a sharp increase in acquisition-related issuance. Though the credit quality of issuers and the term structure of issuance are not as poor as in 2006 and 2007 and issuance is more acquisition focused than leverage buyout oriented, there is clearly a heavy increase in issuance and the corresponding event risk. Additionally, particularly in the Health Care and Technology sectors, there is growing evidence of bottom line sensitivity to wage pressures. In some cases, this sensitivity arises from minimum wage increases and in others, from a dearth of skilled workers causing wages to be bid upward. While we do not believe this to be at a level that may be easily picked up in broad economy level data, it does suggest a growing sensitivity of corporate profits to the employment level. With the Fed wishing to move slowly, this sensitivity may become a longstanding concern. A final later cycle concern is that of recovery rates. As bond prices increase, the recovery rates decrease. In previous cycles, bonds were acquired with prices around 80, which meant a real recovery rate of 50%. With today’s low yields, many bonds are priced significantly higher than 80. For example, a bond priced at 120 has a recovery rate of approximately 33%. From a security selection and an asset allocation perspective, we believe investors should consider these later cycle concerns as we continue into the credit cycle.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had no net exposure to these derivatives. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

8	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund” or “portfolio”) for the six month period ended November 30, 2015 was -3.08% (net of expenses) and -2.73% (gross of expenses). This performance compares to a benchmark return of -1.05% for the Barclays Global Credit Index (Hedged into USD). The Fund underperformed its benchmark as a result of certain asset allocation and individual credit decisions. Approximately 85% of the Fund’s underperformance (155 basis points out of 179 basis points) was the result of broad asset allocation, with a large portion of that coming from the Fund’s relative overweight position in the US high yield market. The US high yield market was one of the weaker performers in global fixed income markets over the period. Issue selection accounted for the balance of the underperformance. The Fund’s US high yield holdings provided positive alpha over the period, relative to the high yield market. This positive contribution was completely offset by the Fund’s emerging debt holdings, which underperformed relative to the EM debt benchmark.

Over the past six months, the Chinese devalued their currency, the ECB introduced further quantitative easing, only for the expectation of and clamor for more to grow, and in September, the Fed reached the point of tightening, only to step back and then to step forward again. Copper prices declined by a third with a similar move in Chinese equity markets. Underlying this, Chinese growth has averaged around low 6% levels according to most commentators; US growth was 3.9% in the second quarter and 2.1% in the third quarter. Europe recorded 1.4% growth annualized over the second and third quarters. Core US inflation has edged up to 1.9% year-over-year while Eurozone inflation has remained subdued. Credit markets performed poorly, especially the high yield sector, which underperformed equal duration US Treasuries by approximately 6.5%, despite little change in ten year yields. The trade-weighted US dollar rallied by about 4% over the past six months.

Looking ahead, we are focusing on a number of issues. The August Chinese currency devaluation, which came as a shock to many, contributed to policy uncertainty which we believe will likely remain as the authorities navigate their way through a rebalancing of the economy. While a positive contribution is anticipated from the devaluation, we believe the impact on the overall economy will likely be modest. Given the strength in the trade-weighted renminbi and ongoing economic softness, we expect more periodic devaluations. We anticipate a period of stable or even improving growth after each devaluation and before pressure re-appears, as the economy weakens under the pressure to rebalance away from investment and recognize the constraints of credit-driven growth. In our view, it appears we have entered a near term period of stability which may help calm concerns about emerging markets more broadly and permit the markets a period of reflection. We believe the key component of the outlook for emerging markets more generally is the demand for commodities, which may be influenced by Chinese growth. Growth in the primary and secondary sectors of the Chinese economy has already collapsed, suggesting that we may have seen the worst of the decline in demand for commodities and other emerging markets’ product more generally. In our view, demand will continue to decline; Brazil and Russia, for example, face their own challenges as they overcome a burst bubble, which revealed a lack of market reform. However, we believe that the challenges for emerging markets going forward will likely be predominantly endogenous. The one exogenous consideration outstanding, however, is Fed policy going forward.

At the time of this writing, it seems probable that the Fed will raise rates in December. It appears the Fed has lowered the hurdle rate for growth to trigger a tightening. As such, we expect to see a move of 25 basis points per quarter, absent a material softening of growth. We continue to believe that the yield curve does not reflect this likely path of rates and that ten year yields represent fair values closer to a 3% yield than the current 2.25% yield. However, we think messaging from the Fed reflects a compromise between the dovish members of the Committee and the remaining members. This suggests that the range of market expectations is likely to oscillate between 25 basis points tightening per half year (current pricing) and 25 basis points per quarter (our more pessimistic expectation). Our longer term expectation for the terminal Fed Funds rate is still 3.5%, reflecting an economy that has not materially deleveraged and a growing challenge from demographic changes, although the changes may be at their least intensive in the US.

Arguably, Europe has been growing above trend for some time, albeit modestly. Though the Eurozone unemployment rate has declined, inflation has remained subdued with headline inflation slightly above zero and core inflation around 1%. While there are signs that bank lending channels are loosening, there is little in the data to suggest that the ECB will reach its 2% inflation target in the near future. With some tentative signs of a slowdown in Germany, we believe it seems likely that the European output gap will remain elevated, resulting in a long period of underlying disinflationary impulse. We further believe the risks of a second-round effect of low inflation will increase the longer inflation remains low. In our view, the recent moves from the ECB were disappointing and we expect further action in 2016, and it is important to recognize that the ECB is close to the end of its easing cycle. In our view, yield differentials with the US should continue to widen, reducing support for the euro. While investor positions have increased, they do not yet appear to be at a level which represents a warning sign.

An initial move higher in the yield curve often goes hand in hand with a tightening of credit spreads. Both events are indicators of a strong economy. Over the past twelve months, the US high yield sector has been the standout credit underperformer, especially when compared to the progress that the economy has made and the performance of equity markets. Until recently, the sector’s underperformance could be attributed to lower oil prices and the subsequent broader collapse in commodity prices. While longer term valuations are slightly more attractive, in our opinion, we believe this sectoral behavior is masking some worrisome underlying trends. For example, M&A activity is running at very elevated levels, which has led to a sharp increase in acquisition-related issuance. Though the credit quality of issuers and the term structure of issuance are not as poor as in 2006 and 2007 and issuance is more acquisition focused than LBO oriented, there is clearly a heavy increase in issuance and the corresponding event risk. Additionally, particularly in the Health Care and Technology sectors, there is growing evidence of bottom line sensitivity to wage

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	9

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2015 (Unaudited)

pressures. In some cases, this sensitivity arises from minimum wage increases and in others, from a dearth of skilled workers causing wages to be bid upward. While we do not believe this to be at a level that may be easily picked up in broad economy level data, it does suggest a growing sensitivity of corporate profits to the employment level. With the Fed wishing to move slowly, this sensitivity may become a longstanding concern. A final later cycle concern is that of recovery rates. As bond prices increase, the recovery rates decrease. In previous cycles, bonds were acquired with prices around 80, which meant a real recovery rate of 50%. With today’s low yields, many bonds are priced significantly higher than 80. For example, a bond priced at 120 has a recovery rate of approximately 33%. From a security selection and an asset allocation perspective, we believe investors should consider these later cycle concerns as we continue into the credit cycle.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $418,000. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $116,000 offset by $151,000 in unrealized appreciation, for a net increase in operations of approximately $35,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

10	www.shiplp.com

Stone Harbor Investment Funds	Disclosure of Fund Expenses
November 30, 2015 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2015 and held until November 30, 2015.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expense Ratio(1)	Expenses Paid During Period(2)

STONE HARBOR EMERGING MARKETS DEBT FUND	-2.36%	$ 1,000.00	$ 976.40	0.68%	$ 3.36
STONE HARBOR HIGH YIELD BOND FUND	-5.89	1,000.00	941.10	0.63	3.06
STONE HARBOR LOCAL MARKETS FUND	-10.86	1,000.00	891.40	0.89	4.21
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	-2.86	1,000.00	971.40	1.00	4.93
STONE HARBOR INVESTMENT GRADE FUND	-0.48	1,000.00	995.20	0.50	2.49
STONE HARBOR STRATEGIC INCOME FUND	-3.08	1,000.00	969.20	0.12	0.59
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	-6.73	1,000.00	932.70	0.07	0.34

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expense Ratio(1)	Expenses Paid During Period(2)

STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$ 1,000.00	$ 1,021.60	0.68%	$ 3.44
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.85	0.63	3.18
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.55	0.89	4.50
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,020.00	1.00	5.05
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.50	0.50	2.53
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.40	0.12	0.61
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.65	0.07	0.35

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366. Note this expense example is typically based on a six-month period.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	11

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2015 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets, are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND(1) Country Breakdown	%

Brazil	7.24%
Mexico	6.45%
Argentina	5.45%
Kazakhstan	5.18%
Colombia	4.70%
Turkey	4.30%
Chile	4.27%
Venezuela	4.19%
Russia	3.87%
Dominican Republic	3.20%
Costa Rica	3.16%
South Africa	3.08%
Ivory Coast	2.93%
Indonesia	2.84%
Croatia	2.29%
China	2.26%
Peru	2.23%
Uruguay	2.22%
El Salvador	2.12%
Malaysia	2.10%
Panama	2.01%
Azerbaijan	1.70%
Ecuador	1.63%
Jamaica	1.49%
Iraq	1.27%
Ghana	1.15%
Paraguay	1.15%
Nigeria	1.10%
Philippines	1.07%
Sri Lanka	1.04%
Zambia	1.00%
Kenya	0.88%
Romania	0.82%
Egypt	0.73%
Hungary	0.66%
Gabon	0.61%
Morocco	0.53%
Serbia	0.49%
Trinidad	0.43%
Angola	0.41%
India	0.29%
Bahrain	0.27%
Ethiopia	0.24%
Poland	0.22%
Honduras	0.21%
Mozambique	0.19%
Lithuania	0.10%
Namibia	0.08%

Total	95.85%

Short Term Investments	1.66%

Other Assets in Excess of Liabilities	2.49%

Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND Industry Breakdown	%
Media Cable	9.11%
Healthcare	6.63%
Food & Beverage	6.48%
Wirelines	6.47%
Media Other	6.13%
Exploration & Production	5.55%
Electric	5.47%
Chemicals	5.39%
Wireless	4.05%
Building Products	3.98%
Technology	3.57%
Consumer Products	3.41%
Industrial Other	3.32%
Gaming	2.73%
Retail Non Food/Drug	2.71%
Containers/Packaging	2.28%
Paper/Forest Products	1.87%
Automotive	1.86%
Textile/Apparel	1.66%
Pharmaceuticals	1.64%
Retail Food/Drug	1.60%
Drillers/Services	1.32%
Leisure	1.30%
Lodging	1.25%
Restaurants	0.99%
Home Builders	0.97%
Services Other	0.89%
Metals/Mining/Steel	0.82%
Refining	0.70%
Financial Other	0.69%
Aerospace/Defense	0.68%
Environmental Services	0.63%
Transportation Non Air/Rail	0.53%

Total	96.68%

Short Term Investments	2.84%

Other Assets in Excess of Liabilities	0.48%

Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

12	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2015 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND(1) Country Breakdown	%

Brazil	12.40%
Indonesia	11.87%
Turkey	10.04%
Russia	8.38%
Colombia	7.88%
Mexico	7.01%
Malaysia	4.86%
Poland	4.81%
South Africa	4.76%
Thailand	3.13%
Venezuela	1.94%
Romania	0.12%
Peru	0.11%

Total	77.31%

Short Term Investments	0.77%

Other Assets in Excess of Liabilities	21.92%

Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

STONE EMERGING MARKETS CORPORATE DEBT FUND(1) Country Breakdown	%

Russia	9.24%
China	7.66%
Brazil	7.36%
Mexico	7.04%
Hong Kong	6.01%
United Arab Emirates	5.60%
India	5.38%
Colombia	5.13%
Israel	5.13%
Chile	3.95%
Turkey	3.86%
Thailand	3.75%
Singapore	3.10%
South Africa	2.60%
South Korea	2.39%
Indonesia	2.21%
Kazakhstan	2.18%
Morocco	2.13%
Jamaica	2.04%
Macau	1.93%
Philippines	1.71%
Peru	1.46%
Argentina	1.36%
Guatemala	1.10%
Angola	1.09%
Canada	0.95%
Oman	0.84%
Malaysia	0.53%
Venezuela	0.28%
Qatar	0.26%
Saudi Arabia	0.08%

Total	98.35%

Short Term Investments	0.24%

Other Assets in Excess of Liabilities	1.41%

Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	13

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2015 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND Industry Breakdown	%

U.S. Government Agency Mortgage Backed	23.28%
U.S. Treasury Bonds/Notes	20.36%
Asset Backed/Commercial Mortgage Backed	9.77%
Banking	7.45%
Electric	2.57%
Gas Pipelines	2.29%
Real Estate Investment Trust (REITs)	1.74%
Media Cable	1.66%
Non Captive Finance	1.51%
Food and Beverage	1.50%
Media Other	1.45%
Pharmaceuticals	1.45%
Exploration & Production	1.42%
Healthcare	1.15%
Automotive	1.14%
Technology	1.10%
Retail Food/Drug	1.05%
Wirelines	0.90%
Transportation Non Air/Rail	0.83%
Chemicals	0.64%
Retail Non Food/Drug	0.64%
Lodging	0.49%
Refining	0.48%
Healthcare Insurance	0.47%
Life Insurance	0.46%
Metals/Mining/Steel	0.41%
Wireless	0.35%
Consumer Products	0.33%
Diversified Manufacturing	0.33%
Environmental Services	0.33%
Aerospace/Defense	0.32%
Leisure	0.32%
Railroads	0.31%
Drillers/Services	0.24%

Total	88.74%

Short Term Investments	8.51%

Other Assets in Excess of Liabilities	2.75%

Total Net Assets	100.00%

STONE HARBOR STRATEGIC INCOME FUND

%

Stone Harbor Emerging Markets Debt Fund	20.05%
Stone Harbor High Yield Bond Fund	34.72%
Stone Harbor Investment Grade Fund	43.61%

Total	98.38%

Other Assets in Excess of Liabilities	1.62%

Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

%

Stone Harbor Emerging Markets Debt Fund	49.81%
Stone Harbor Local Markets Fund	50.16%

Total	99.97%

Other Assets in Excess of Liabilities	0.03%

Total Net Assets	100.00%

14	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the J.P. Morgan Emerging Markets Bond Index Global Diversified (J.P. Morgan EMBI Global Diversified). Please refer to page 100 for detailed benchmark descriptions.

Average Annual Total Returns (Inception Date, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor Emerging Markets Debt Fund	-2.36%	-1.82%	-1.11%	3.53%	6.70%
J.P. Morgan EMBI Global Diversified	-0.64%	0.24%	1.70%	5.56%	7.45%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	15

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index. Please refer to page 100 for detailed benchmark descriptions.

Average Annual Total Returns (Inception Date, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor High Yield Bond Fund	-5.89%	-4.11%	2.50%	5.19%	6.10%
Citigroup High Yield Market Capped Index	-6.63%	-4.38%	2.57%	5.58%	6.82%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

16	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the J.P. Morgan Global Bond Index – Emerging Markets Global Diversified (J.P. Morgan GBI-EM Global Diversified). Please refer to page 100 for detailed benchmark descriptions.

Average Annual Total Returns (Inception Date, June 30, 2010)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor Local Markets Fund	-10.86%	-18.56%	-10.68%	-4.26%	-2.62%
J.P. Morgan GBI-EM Global Diversified	-9.63%	-18.14%	-8.62%	-2.45%	-0.77%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	17

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the J.P. Morgan Corporate Emerging Market Bond Index – Broad Diversified (J.P. Morgan CEMBI Broad Diversified). Please refer to page 100 for detailed benchmark descriptions.

Average Annual Total Returns (Inception Date, June 1, 2011)

	6 Months	1 Year	3 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	-2.86%	-0.19%	1.81%	1.98%
J.P. Morgan CEMBI Broad Diversified	-1.99%	0.58%	2.58%	4.39%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

18	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Barclays Capital U.S. Aggregate Index. Please refer to page 100 for detailed benchmark descriptions.

Cumulative Returns (Inception Date, December 18, 2013)

	6 Months	1 Year	Since Inception
Stone Harbor Investment Grade Fund	-0.48%	0.10%	3.00%
Barclays Capital U.S. Aggregate Index	-0.12%	0.97%	3.34%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	19

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Barclays Global Credit Index (Hedged USD). Please refer to page 100 for detailed benchmark descriptions.

Cumulative Returns (Inception Date, December 18, 2013)

	6 Months	1 Year	Since Inception
Stone Harbor Strategic Income Fund	-3.08%	-1.96%	1.85%
Barclays Global Credit Index (Hedged USD)	-1.05%	0.51%	3.71%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

20	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2015 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the J.P. Morgan EMBI Global Diversified Index TR and the Blend Index (50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI-EM Global Diversified Index). Please refer to page 100 for detailed benchmark descriptions.

Cumulative Returns (Inception Date, October 20, 2014)

	6 Months	1 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	-6.73%	-10.52%	-10.08%
J.P. Morgan EMBI Global Diversified	-0.64%	0.24%	0.89%
J.P. Morgan GBI-EM Global Diversified	-9.63%	-18.14%	-17.55%
Blend Index (50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI-EM Global Diversified Index)	-5.19%	-9.33%	-8.71%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 64.34%
Angola - 0.41%
Republic of Angola:
	USD	7.000%	08/16/2019	5,490,938	$5,456,619(1)
	USD	9.500%	11/12/2025	1,824,000	1,833,120(2)

					7,289,739

Argentina - 4.36%
Republic of Argentina:
	EUR	0.000%	03/31/2023	270,000	180,864(3)
	EUR	0.000%	11/26/2003	100,000	116,220(3)
	EUR	0.000%	01/07/2005	164,000	190,602(3)
	USD	7.000%	04/17/2017	24,609,140	24,142,935
	EUR	5.870%	03/31/2023	11,055,000	7,405,356(3)
	USD	0.000%	03/31/2023	310,000	384,400(3)
	USD	6.000%	03/31/2023	7,841,000	9,722,840(3)
	EUR	7.820%	12/31/2033	3,132,012	3,391,854(3)
	EUR	7.820%	12/31/2033	20,858,930	22,754,748(3)
	EUR	0.000%	12/15/2035	32,777,740	3,541,052
	USD	0.000%	12/15/2035	2,922,000	299,505
	USD	0.000%	12/15/2035	16,590,841	1,713,004
	EUR	2.260%	12/31/2038	3,773,216	2,222,524(3)
	EUR	8.500%	07/01/2004	700,000	813,543(3)

					76,879,447

Azerbaijan - 0.65%
Republic of Azerbaijan	USD	4.750%	03/18/2024	11,967,000	11,398,567(2)

Bahrain - 0.27%
Bahrain Government International Bond	USD	7.000%	01/26/2026	4,664,000	4,670,996(2)

Brazil - 6.33%
Brazil Loan Trust 1	USD	5.477%	07/24/2023	18,232,938	16,272,898(2)
Brazil Minas SPE via State of Minas Gerais:
	USD	5.333%	02/15/2028	496,000	404,240(2)
	USD	5.333%	02/15/2028	1,479,000	1,205,385(1)
Republic of Brazil:
	USD	4.250%	01/07/2025	57,583,000	49,809,295
	USD	8.750%	02/04/2025	834,000	982,035
	USD	8.250%	01/20/2034	12,755,000	13,424,637
	USD	7.125%	01/20/2037	25,654,000	24,563,705
	USD	5.000%	01/27/2045	6,719,000	4,904,870

					111,567,065

Colombia - 4.28%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,870,000,000	2,724,943(1)
Republic of Colombia:
	COP	7.750%	04/14/2021	5,210,000,000	1,691,535
	USD	4.375%	07/12/2021	19,523,000	19,991,552
	USD	2.625%	03/15/2023	814,000	734,635
	USD	4.000%	02/26/2024	17,449,000	17,100,020
	USD	8.125%	05/21/2024	25,000	30,875
	COP	10.000%	07/24/2024	565,000,000	199,814
	COP	9.850%	06/28/2027	8,281,000,000	3,022,094
	COP	7.750%	09/18/2030	9,209,500,000	2,649,261
	USD	10.375%	01/28/2033	2,006,000	2,783,325

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Colombia (continued)
Republic of Colombia: (continued)
	USD	7.375%	09/18/2037	13,959,000	$16,087,747
	USD	6.125%	01/18/2041	387,000	394,740
	USD	5.625%	02/26/2044	8,366,000	8,010,445

					75,420,986

Costa Rica - 3.16%
Republic of Costa Rica:
	USD	4.250%	01/26/2023	19,942,000	17,710,989(1)
	USD	4.375%	04/30/2025	4,745,000	4,030,284(1)
	USD	4.375%	04/30/2025	5,728,000	4,865,220(2)
	USD	7.000%	04/04/2044	20,745,000	18,112,978(2)
	USD	7.158%	03/12/2045	12,531,000	10,980,289(1)

					55,699,760

Croatia - 2.29%
Croatian Government:
	USD	6.625%	07/14/2020	6,726,000	7,319,569(1)
	USD	6.375%	03/24/2021	4,148,000	4,474,655(2)
	USD	5.500%	04/04/2023	4,392,000	4,547,916(2)
	USD	5.500%	04/04/2023	15,458,000	16,006,759(1)
	USD	6.000%	01/26/2024	7,571,000	8,063,115(2)

					40,412,014

Dominican Republic - 3.20%
Dominican Republic:
	USD	9.040%	01/23/2018	5,253,940	5,602,014(1)
	USD	7.500%	05/06/2021	28,957,000	31,418,345(1)
	USD	6.600%	01/28/2024	7,818,000	8,247,990(1)
	USD	5.875%	04/18/2024	6,265,000	6,343,312(2)
	USD	7.450%	04/30/2044	4,704,000	4,903,920(2)

					56,515,581

Ecuador - 0.52%
Ecuador Government International Bond USD		10.500%	03/24/2020	10,859,000	9,135,134(1)

Egypt - 0.73%
Egypt Government International Bond:
	USD	5.875%	06/11/2025	12,758,000	11,019,722(2)
	USD	6.875%	04/30/2040	2,350,000	1,921,125(2)

					12,940,847

El Salvador - 2.12%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	223,162(2)
	USD	7.375%	12/01/2019	2,068,000	2,097,728(1)
	USD	7.750%	01/24/2023	6,735,000	6,772,884(1)
	USD	6.375%	01/18/2027	3,267,000	2,874,960(2)
	USD	8.250%	04/10/2032	1,178,000	1,150,023(1)
	USD	7.650%	06/15/2035	25,933,000	23,388,324(1)
	USD	7.625%	02/01/2041	1,000,000	890,625(1)

					37,397,706

Ethiopia - 0.24%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	4,562,000	4,258,627(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Gabon - 0.61%
Republic of Gabon:
	USD	8.200%	12/12/2017	50,000	$51,637(2)
	USD	6.375%	12/12/2024	9,674,347	8,305,427(2)
	USD	6.950%	06/16/2025	2,861,000	2,471,904(2)

					10,828,968

Ghana - 1.15%
Republic of Ghana:

	USD	8.500%	10/04/2017	2,641,000	2,670,051(1)
	USD	7.875%	08/07/2023	200,000	171,000(1)
	USD	7.875%	08/07/2023	6,267,000	5,358,285(2)
	USD	8.125%	01/18/2026	6,435,000	5,469,750(2)
	USD	10.750%	10/14/2030	6,285,000	6,621,247(2)

					20,290,333

Honduras - 0.21%
Republic of Honduras	USD	8.750%	12/16/2020	3,268,000	3,668,330(1)

Hungary - 0.66%
Republic of Hungary:
	GBP	5.000%	03/30/2016	670,000	1,021,348
	USD	5.375%	02/21/2023	7,734,000	8,501,600
	USD	5.750%	11/22/2023	1,910,000	2,151,080

					11,674,028

Indonesia - 2.71%
Republic of Indonesia:
	USD	3.375%	04/15/2023	10,543,000	9,865,612(2)
	USD	5.375%	10/17/2023	7,084,000	7,477,162(1)
	USD	5.875%	01/15/2024	5,972,000	6,481,113(2)
	USD	8.500%	10/12/2035	9,681,000	12,338,434(1)
	USD	6.625%	02/17/2037	4,759,000	5,075,474(1)
	USD	7.750%	01/17/2038	5,510,000	6,570,675(1)

					47,808,470

Iraq - 0.94%
Republic of Iraq	USD	5.800%	01/15/2028	22,679,000	16,555,670(1)

Ivory Coast - 2.93%
Ivory Coast Government:
	USD	5.375%	07/23/2024	3,119,000	2,822,695(2)
	USD	6.375%	03/03/2028	9,122,000	8,501,704(2)
	USD	5.750%	12/31/2032	44,705,000	40,279,205(1)(4)

					51,603,604

Jamaica - 1.13%
Jamaican Government:
	USD	10.625%	06/20/2017	2,278,000	2,497,258
	USD	7.625%	07/09/2025	8,273,000	9,027,911
	USD	6.750%	04/28/2028	8,340,000	8,485,950

					20,011,119

Kazakhstan - 0.13%
Republic of Kazakhstan	USD	5.125%	07/21/2025	2,284,000	2,321,686(2)

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Kenya - 0.88%
Republic of Kenya:
	USD	6.875%	06/24/2024	1,934,000	$1,766,709(1)
	USD	6.875%	06/24/2024	15,047,000	13,745,434(2)

					15,512,143

Lithuania - 0.10%
Republic of Lithuania	USD	7.375%	02/11/2020	1,413,000	1,686,797(2)

Malaysia - 0.53%
1MDB Global Investments Ltd.	USD	4.400%	03/09/2023	10,500,000	9,358,125(1)

Mexico - 3.08%
United Mexican States:
	USD	4.000%	10/02/2023	7,961,000	8,140,122
	USD	3.600%	01/30/2025	7,507,000	7,428,177
	USD	6.050%	01/11/2040	10,119,000	11,396,524
	USD	4.750%	03/08/2044	8,464,000	7,987,900
	USD	5.550%	01/21/2045	18,388,000	19,376,355

					54,329,078

Morocco - 0.14%
Moroccan Government	USD	4.250%	12/11/2022	2,545,000	2,510,006(2)

Mozambique - 0.19%
Republic of Mozambique	USD	6.305%	09/11/2020	3,832,920	3,300,144(1)

Namibia - 0.08%
Namibia International Bonds	USD	5.250%	10/29/2025	1,486,000	1,450,708(2)

Nigeria - 1.10%
Republic of Nigeria:
	USD	5.125%	07/12/2018	5,664,000	5,560,632(1)
	USD	6.750%	01/28/2021	11,638,000	11,419,788(1)
	USD	6.375%	07/12/2023	2,636,000	2,481,135(1)

					19,461,555

Panama - 2.01%
Republic of Panama:
	USD	8.875%	09/30/2027	3,493,000	4,885,834
	USD	9.375%	04/01/2029	19,063,000	27,855,809
	USD	8.125%	04/28/2034	2,063,000	2,748,947

					35,490,590

Paraguay - 1.15%
Republic of Paraguay:
	USD	4.625%	01/25/2023	1,753,000	1,731,088(2)
	USD	4.625%	01/25/2023	4,242,000	4,188,975(1)
	USD	6.100%	08/11/2044	14,580,000	14,379,525(2)

					20,299,588

Peru - 2.02%
Republic of Peru:
	USD	4.125%	08/25/2027	10,910,000	10,882,725
	USD	8.750%	11/21/2033	8,539,000	12,296,160
	USD	6.550%	03/14/2037	5,762,000	6,863,983

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Peru (continued)
Republic of Peru: (continued)
	USD	5.625%	11/18/2050	5,299,000	$5,623,590

					35,666,458

Philippines - 1.07%
Republic of Philippines:
	USD	9.500%	02/02/2030	9,716,000	15,441,153
	USD	6.375%	01/15/2032	2,597,000	3,351,429

					18,792,582

Poland - 0.22%
Republic of Poland:
	USD	5.000%	03/23/2022	1,000	1,118
	USD	3.000%	03/17/2023	2,100,000	2,101,008
	USD	4.000%	01/22/2024	1,738,000	1,844,800

					3,946,926

Romania - 0.82%
Romanian Government International Bond:
	USD	6.750%	02/07/2022	8,755,000	10,387,808(1)
	USD	4.375%	08/22/2023	3,860,000	4,075,195(2)

					14,463,003

Russia - 1.61%
Russian Federation:
	USD	4.875%	09/16/2023	9,400,000	9,827,700(1)
	USD	12.750%	06/24/2028	430,000	701,975(1)
	USD	5.625%	04/04/2042	14,600,000	14,618,250(1)
Russian Foreign Bond - Eurobond	USD	5.875%	09/16/2043	3,200,000	3,279,200(1)

					28,427,125

Serbia - 0.49%
Republic of Serbia:
	USD	5.875%	12/03/2018	1,505,000	1,601,884(1)
	USD	4.875%	02/25/2020	6,772,000	6,992,090(1)

					8,593,974

South Africa - 0.59%
Republic of South Africa:
	USD	5.875%	05/30/2022	4,000,000	4,378,000
	USD	5.875%	09/16/2025	5,595,000	6,050,993

					10,428,993

Sri Lanka - 1.04%
Republic of Sri Lanka:
	USD	5.125%	04/11/2019	484,000	473,148(2)
	USD	6.250%	07/27/2021	6,600,000	6,510,900(1)
	USD	5.875%	07/25/2022	5,493,000	5,241,695(2)
	USD	6.125%	06/03/2025	6,566,000	6,150,701(2)

					18,376,444

Trinidad - 0.43%
Republic of Trinidad & Tobago	USD	4.375%	01/16/2024	7,174,000	7,631,343(2)

Turkey - 4.30%
Republic of Turkey:
	USD	7.500%	07/14/2017	7,869,000	8,474,913

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Turkey (continued)
Republic of Turkey: (continued)
	USD	7.500%	11/07/2019	3,542,000	$4,019,284
	USD	7.000%	06/05/2020	4,293,000	4,831,772
	USD	5.125%	03/25/2022	6,809,000	7,071,147
	USD	6.250%	09/26/2022	11,921,000	13,125,021
	USD	3.250%	03/23/2023	6,345,000	5,846,918
	USD	5.750%	03/22/2024	12,215,000	13,039,512
	USD	7.375%	02/05/2025	824,000	974,586
	USD	6.875%	03/17/2036	958,000	1,078,947
	USD	6.750%	05/30/2040	4,378,000	4,891,320
	USD	6.000%	01/14/2041	3,102,000	3,184,979
	USD	4.875%	04/16/2043	10,459,000	9,214,379

					75,752,778

Uruguay - 2.22%
Republic of Uruguay:
	USD	4.500%	08/14/2024	2,172,262	2,237,430
	USD	5.100%	06/18/2050	29,920,079	26,778,471
Uruguay Government International Bond	USD	4.375%	10/27/2027	10,174,000	10,097,695

					39,113,596

Venezuela - 0.24%
Republic of Venezuela	USD	13.625%	08/15/2018	6,704,000	4,168,904(1)

Zambia - 1.00%
Republic of Zambia:
	USD	5.375%	09/20/2022	3,274,000	2,525,891(1)
	USD	8.500%	04/14/2024	4,488,000	3,897,828(2)
	USD	8.970%	07/30/2027	11,377,000	9,841,105(2)
Zambia Government International Bond	USD	8.970%	07/30/2027	1,549,000	1,339,885(1)

					17,604,709

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,134,714,246

(Cost $1,183,117,035)

BANK LOANS - 0.01%
Indonesia - 0.01%
PT Bakrie & Brothers TBK	USD	0.000%	11/25/2014	624,912	156,228(3)

TOTAL BANK LOANS					156,228

(Cost $249,965)

CORPORATE BONDS - 30.16%
Argentina - 1.09%
YPF SA:
	USD	8.750%	04/04/2024	5,635,000	5,571,606(2)
	USD	8.500%	07/28/2025	4,325,000	4,195,250(1)
	USD	8.500%	07/28/2025	9,694,000	9,403,180(2)

					19,170,036

Azerbaijan - 1.05%
State Oil Co. of the Azerbaijan Republic	USD	6.950%	03/18/2030	2,955,000	2,774,006
State Oil Company:
	USD	5.450%	02/09/2017	6,323,000	6,441,556

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Azerbaijan (continued)
State Oil Company: (continued)
	USD	4.750%	03/13/2023	10,470,000	$9,292,125

					18,507,687

Brazil - 0.91%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	1,908,000	1,268,718(2)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	5,052,000	4,445,760(2)
ESAL GmbH	USD	6.250%	02/05/2023	5,793,000	5,590,245(2)
GTL Trade Finance, Inc.	USD	5.893%	04/29/2024	4,919,000	4,021,282(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	1,946,000	715,155(2)

					16,041,160

Chile - 4.27%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,293,385(2)
Codelco, Inc.:
	USD	3.875%	11/03/2021	5,000,000	4,923,050(1)
	USD	3.000%	07/17/2022	22,668,000	20,781,229(2)
	USD	4.500%	08/13/2023	8,054,000	7,965,406(2)
	USD	4.500%	09/16/2025	8,500,000	8,178,700(2)
	USD	6.150%	10/24/2036	14,132,000	14,590,654(1)
	USD	4.250%	07/17/2042	7,321,000	5,668,650(2)
	USD	4.875%	11/04/2044	2,928,000	2,460,223(2)
VTR Finance BV	USD	6.875%	01/15/2024	7,828,000	7,540,712(2)

					75,402,009

China - 2.26%
CNOOC Finance 2015 USA LLC	USD	3.500%	05/05/2025	1,731,000	1,671,774
Sinochem Offshore Capital Co. Ltd.	USD	3.250%	04/29/2019	1,835,000	1,857,089(2)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	5,534,000	5,844,458(1)
	USD	4.500%	11/12/2020	19,913,000	21,030,119(2)
	USD	6.300%	11/12/2040	4,353,000	5,347,225(1)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	4,284,000	4,118,688(2)

					39,869,353

Colombia - 0.35%
Ecopetrol SA:
	USD	4.125%	01/16/2025	647,000	556,420
	USD	5.375%	06/26/2026	926,000	842,660
	USD	7.375%	09/18/2043	1,440,000	1,331,597
	USD	5.875%	05/28/2045	4,334,000	3,402,190
Pacific Exploration and Production Corp.	USD	5.125%	03/28/2023	397,000	121,085(2)

					6,253,952

Ecuador - 1.11%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	5.957%	09/24/2019	23,818,947	19,650,632(1)(5)

India - 0.29%
ABJA Investment Co. Pte Ltd.:
	USD	4.850%	01/31/2020	800,000	772,280
	USD	5.950%	07/31/2024	2,954,000	2,591,101
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,111,000	848,516(2)
	USD	8.250%	06/07/2021	1,329,000	986,543(2)

					5,198,440

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Indonesia - 0.12%
Pertamina Persero PT	USD	6.000%	05/03/2042	2,529,000	$2,159,248(1)

Jamaica - 0.36%
Digicel Group Ltd.	USD	7.125%	04/01/2022	7,632,000	6,266,373(2)

Kazakhstan - 5.05%
KazMunayGas National Co. JSC:
	USD	9.125%	07/02/2018	1,906,000	2,120,425(1)
	USD	9.125%	07/02/2018	8,532,000	9,491,850(2)
	USD	7.000%	05/05/2020	8,387,000	8,900,704(2)
	USD	7.000%	05/05/2020	9,199,000	9,762,439(1)
	USD	6.375%	04/09/2021	11,190,000	11,498,285(1)
	USD	6.375%	04/09/2021	20,328,000	20,888,036(2)
	USD	4.400%	04/30/2023	2,738,000	2,574,404(1)
	USD	4.400%	04/30/2023	10,403,000	9,781,421(2)
	USD	4.875%	05/07/2025	8,110,000	7,582,850(2)
Zhaikmunai LLP:
	USD	6.375%	02/14/2019	3,544,000	3,025,690(2)
	USD	7.125%	11/13/2019	3,958,000	3,384,090(2)

					89,010,194

Malaysia - 1.57%
Petronas Capital Ltd.:
	USD	3.500%	03/18/2025	22,386,000	21,843,391(2)
	USD	4.500%	03/18/2045	6,025,000	5,876,541(2)

					27,719,932

Mexico - 3.37%
Comision Federal de Electricidad	USD	4.875%	01/15/2024	1,784,000	1,815,220(2)
Petroleos Mexicanos:
	USD	5.500%	01/21/2021	10,698,000	11,246,272
	USD	4.875%	01/18/2024	3,582,000	3,518,240
	EUR	5.500%	02/24/2025	2,275,000	2,677,102(1)
	USD	4.500%	01/23/2026	2,206,000	2,085,332(2)
	USD	9.500%	09/15/2027	1,231,000	1,511,052
	USD	6.500%	06/02/2041	8,189,000	7,765,629
	USD	5.500%	06/27/2044	1,194,000	985,050
	USD	5.500%	06/27/2044	3,187,000	2,629,275(1)
	USD	6.375%	01/23/2045	18,229,000	16,907,398
	USD	5.625%	01/23/2046	9,173,000	7,682,388(2)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	657,000	629,899(2)

					59,452,857

Morocco - 0.39%
OCP SA:
	USD	5.625%	04/25/2024	2,190,000	2,227,777(2)
	USD	4.500%	10/22/2025	4,899,000	4,592,813(2)

					6,820,590

Peru - 0.21%
Peru Payroll Deduction Finance Ltd.	USD	0.000%	11/01/2029	4,980,537	3,678,126(1)(6)

Russia - 2.26%
Gazprom OAO Via Gaz Capital SA:
	USD	8.146%	04/11/2018	2,500,000	2,715,000(2)
	USD	9.250%	04/23/2019	3,106,000	3,513,662(2)
	USD	5.999%	01/23/2021	2,235,000	2,251,763(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Russia (continued)
Gazprom OAO Via Gaz Capital SA: (continued)
		USD	6.510%	03/07/2022	1,785,000	$1,845,244(2)
		USD	6.510%	03/07/2022	5,160,000	5,334,150(1)
		USD	4.375%	09/19/2022	1,669,000	1,518,790(2)
		USD	7.288%	08/16/2037	12,000,000	12,318,000(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.		USD	4.199%	03/06/2022	11,440,000	10,410,400(2)

						39,907,009

South Africa - 2.49%
Eskom Holdings SOC Ltd.:
		USD	5.750%	01/26/2021	3,382,000	3,225,075(1)
		USD	6.750%	08/06/2023	7,174,000	6,824,268(2)
		USD	7.125%	02/11/2025	1,000,000	952,250(1)
		USD	7.125%	02/11/2025	34,561,000	32,910,712(2)

						43,912,305

Venezuela - 3.01%
Petroleos de Venezuela SA:
		USD	5.125%	10/28/2016	12,006,939	9,425,447
		USD	5.250%	04/12/2017	17,845,400	10,350,332
		USD	8.500%	11/02/2017	52,955,000	33,242,501(1)

						53,018,280

TOTAL CORPORATE BONDS						532,038,183

(Cost $553,207,893)
CREDIT LINKED NOTES - 1.34%
Colombia - 0.07%
Titulos de Tesoreria - Series B	Citigroup Global Markets	COP	11.000%	07/27/2020	3,500,000,000	1,265,472

Iraq - 0.33%
Republic of Iraq:
	Bank of America - Merrill Lynch	JPY	2.582%	01/01/2028	809,656,116	4,028,549(5)
	Bank of America - Merrill Lynch	JPY	2.816%	01/01/2028	370,070,031	1,841,331(5)

						5,869,880

Venezuela - 0.94%
Petroleos De Venezuela	Credit Suisse First Boston	USD	5.319%	12/20/2016	29,200,000	16,525,203(5)

TOTAL CREDIT LINKED NOTES						23,660,555

(Cost $37,472,499)

30	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value Expressed (in U.S. $)
SHORT TERM INVESTMENTS - 1.66%
Money Market Mutual Funds - 1.66%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.11517%	N/A	29,225,209	$29,225,209

TOTAL SHORT TERM INVESTMENTS					29,225,209

(Cost $29,225,209)

Total Investments - 97.51%					1,719,794,421
(Cost $1,803,272,601)
Other Assets In Excess of Liabilities - 2.49%					43,962,570(7)

Net Assets - 100.00%					$1,763,756,991

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

COP	- Colombian Peso
EUR	- Euro Currency
GBP	- Great Britain Pound
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
USD	- United States Dollar

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2015, the aggregate market value of those securities was $495,696,449, which represents approximately 28.10% of net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $531,204,671, which represents approximately 30.12% of net assets as of November 30, 2015.

(3)	Security is in default and therefore is non-income producing.
(4)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2015.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2015.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Includes cash which is being held as collateral for derivatives.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	31

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

Common Abbreviations:

BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
L	-	LIBOR (London Interbank Offered Rate).
LLC	-	Limited Liability Corporation.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	Publicly Traded Company in Mexico.
SAB de CV	-	A variable capital company.
SOC	-	State owned Company.
SPE	-	Special Purpose Entity.
TBK	-	Perseroan terbuka is an Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Market	COP	38,229,820,000	Sale	12/14/2015	$12,150,521	$445,795
J.P. Morgan Chase	EUR	41,531,543	Sale	12/08/2015	43,893,026	1,308,202
J.P. Morgan Chase	GBP	699,900	Sale	12/08/2015	1,054,171	25,929
J.P. Morgan Chase	IDR	227,543,798,000	Sale	12/14/2015	16,391,678	181,068
J.P. Morgan Chase	JPY	749,554,000	Sale	12/08/2015	6,091,090	122,237

						$2,083,231

Citigroup Global Market	IDR	73,306,219,000	Purchase	12/14/2015	$5,280,794	$(62,225)
J.P. Morgan Chase	EUR	1,169,334	Purchase	12/08/2015	1,235,822	(21,121)
J.P. Morgan Chase	IDR	154,237,579,000	Purchase	12/14/2015	11,110,883	(129,579)

						$(212,925)

**	The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(8)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at November 30, 2015(9)	Notional Amount(10)	Market Value	Upfront Premiums Received	Unrealized Appreciation
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	37.659%	$27,50,000	$4,425,418	$8,318,750	$3,893,332

						$4,425,418	$8,318,750	$3,893,332

(8)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

32	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

(9)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Appreciation/(Depreciation)
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/06/2045	$5,700,000	2.343%	$283,388	$283,388

						$283,388	$283,388

Receive	Chicago Mercantile Exchange	3 month LIBOR	01/12/2025	$31,570,000	2.140%	$(268,079)	$(268,079)
Receive	Chicago Mercantile Exchange	3 month LIBOR	01/13/2025	15,490,300	2.077%	(48,582)	(48,582)

						$(316,661)	$(316,661)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	33

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 89.13%
Aerospace/Defense - 0.38%
Erickson, Inc., Series WI	USD	8.250%	05/01/2020	900,000	$567,000
Huntington Ingalls Industries, Inc.	USD	5.000%	11/15/2025	420,000	427,350	(1)

					994,350

Automotive - 1.86%
Fiat Chrysler Automobiles NV	USD	5.250%	04/15/2023	1,010,000	1,004,950
Goodyear Tire & Rubber Co.	USD	5.125%	11/15/2023	670,000	688,425
MPG Holdco I, Inc.	USD	7.375%	10/15/2022	1,200,000	1,266,000
Schaeffler Holding Finance BV	USD	6.250%	11/15/2019	620,000	657,975	(1)(2)
ZF North America Capital, Inc.	USD	4.750%	04/29/2025	1,325,000	1,284,839	(1)

					4,902,189

Building Products - 3.38%
Building Materials Corp. of America	USD	5.375%	11/15/2024	1,145,000	1,159,312	(1)
Griffon Corp.	USD	5.250%	03/01/2022	2,490,000	2,399,737
Masonite International Corp.	USD	5.625%	03/15/2023	825,000	866,250	(1)
NCI Building Systems, Inc.	USD	8.250%	01/15/2023	920,000	975,200	(1)
Norbord, Inc.	USD	5.375%	12/01/2020	1,985,000	2,009,813	(1)
RSI Home Products, Inc.	USD	6.500%	03/15/2023	1,475,000	1,534,000	(1)

					8,944,312

Chemicals - 4.13%
CeramTec Group GmbH	EUR	8.250%	08/15/2021	1,000,000	1,146,599	(3)
Chemtura Corp.	USD	5.750%	07/15/2021	3,377,000	3,410,770
INEOS Group Holdings SA	USD	5.875%	02/15/2019	2,425,000	2,421,969	(1)
Lyond Basel Escrow	USD	0.000%	08/15/2015	25,000	0	(4)
Lyondell Chemical Co.	USD	0.000%	08/15/2015	945,000	0	(4)
Platform Specialty Products Corp.	USD	6.500%	02/01/2022	1,290,000	1,128,750	(1)
PSPC Escrow II Corp.	USD	10.375%	05/01/2021	350,000	357,875	(1)
SPCM SA	USD	6.000%	01/15/2022	926,000	939,890	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	6.750%	05/01/2022	1,500,000	1,498,125	(1)

					10,903,978

Consumer Products - 3.41%
ACCO Brands Corp.	USD	6.750%	04/30/2020	2,318,000	2,433,900
Energizer SpinCo, Inc.	USD	5.500%	06/15/2025	1,345,000	1,308,013	(1)
Jarden Corp.	USD	5.000%	11/15/2023	975,000	1,005,347	(1)
Revlon Consumer Products Corp., Series WI	USD	5.750%	02/15/2021	530,000	527,350
Spectrum Brands, Inc.:
	USD	6.125%	12/15/2024	980,000	1,026,550	(1)
	USD	5.750%	07/15/2025	1,580,000	1,637,275	(1)
Sun Products Corp.	USD	7.750%	03/15/2021	1,201,000	1,080,149	(1)

					9,018,584

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Containers/Packaging - 1.94%
Albea Beauty Holdings SA	USD	8.375%	11/01/2019	1,116,000	$1,177,380	(1)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.	USD	6.000%	06/30/2021	700,000	693,000	(1)
Berry Plastics Corp.	USD	6.000%	10/15/2022	1,005,000	1,042,688	(1)
Owens-Brockway Glass Container, Inc.	USD	5.875%	08/15/2023	710,000	739,731	(1)
Reynolds Group Issuer LLC	USD	8.250%	02/15/2021	440,000	441,650
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.375%	05/01/2022	1,115,000	1,025,800	(1)

					5,120,249

Drillers/Services - 1.32%
FTS International, Inc.	USD	6.250%	05/01/2022	1,625,000	495,625
Hornbeck Offshore Services, Inc.:
	USD	5.875%	04/01/2020	827,000	661,600
	USD	5.000%	03/01/2021	1,107,000	856,541
Offshore Group Investment Ltd.	USD	7.125%	04/01/2023	1,440,000	410,400
Parker Drilling Co.	USD	6.750%	07/15/2022	1,455,000	1,054,875

					3,479,041

Electric - 4.81%
Calpine Corp.	USD	5.750%	01/15/2025	2,330,000	2,190,200
Dynegy, Inc.:
	USD	6.750%	11/01/2019	1,800,000	1,767,384
	USD	7.625%	11/01/2024	800,000	764,000
GenOn Energy, Inc.	USD	9.500%	10/15/2018	4,287,000	3,815,430
NRG Energy, Inc.	USD	6.250%	07/15/2022	2,330,000	2,166,900
Talen Energy Supply LLC:
	USD	6.500%	06/01/2025	665,000	569,406	(1)
	USD	5.125%	07/15/2019	1,575,000	1,429,313	(1)

					12,702,633

Environmental Services - 0.63%
Clean Harbors, Inc.	USD	5.250%	08/01/2020	1,641,000	1,672,015

Exploration & Production - 5.55%
Bonanza Creek Energy, Inc.:
	USD	6.750%	04/15/2021	2,198,000	1,736,420
	USD	5.750%	02/01/2023	250,000	171,250
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
	USD	7.625%	01/15/2022	650,000	617,500
	USD	7.750%	04/15/2023	215,000	202,638	(1)
Chesapeake Energy Corp.	USD	5.750%	03/15/2023	2,440,000	1,049,200
Denbury Resources, Inc.	USD	5.500%	05/01/2022	1,770,000	1,106,250
EP Energy LLC / Everest Acquisition Finance, Inc.	USD	6.375%	06/15/2023	1,100,000	847,000
EP Energy LLC/EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	1,228,000	1,049,940
Halcon Resources Corp.:
	USD	8.625%	02/01/2020	385,000	304,631	(1)
	USD	9.750%	07/15/2020	1,658,000	530,560
Laredo Petroleum, Inc.:
	USD	5.625%	01/15/2022	1,100,000	1,034,000
	USD	7.375%	05/01/2022	1,243,000	1,218,140

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	35

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Exploration & Production (continued)
Linn Energy LLC/Linn Energy Finance Corp.:
	USD	7.750%	02/01/2021	2,119,000	$455,585
	USD	6.500%	09/15/2021	705,000	137,038
Midstates Petroleum Co., Inc.	USD	10.750%	10/01/2020	981,000	161,865
Oasis Petroleum, Inc.	USD	7.250%	02/01/2019	2,376,000	2,263,140
QEP Resources, Inc.	USD	5.375%	10/01/2022	1,977,000	1,789,185

					14,674,342

Financial Other - 0.69%
Aircastle Ltd.	USD	5.500%	02/15/2022	640,000	672,000
Quicken Loans, Inc.	USD	5.750%	05/01/2025	1,180,000	1,144,600	(1)

					1,816,600

Food & Beverage - 5.92%
Bakkavor Finance 2 PLC	GBP	8.250%	02/15/2018	419,204	653,461	(3)
Boparan Finance PLC	GBP	5.500%	07/15/2021	1,725,000	2,364,203	(3)
Chiquita Brands International, Inc./Chiquita Brands LLC	USD	7.875%	02/01/2021	1,152,000	1,222,560
Constellation Brands, Inc.	USD	4.750%	12/01/2025	620,000	632,400
Dean Foods Co.	USD	6.500%	03/15/2023	1,855,000	1,915,288	(1)
Pilgrim’s Pride Corp.	USD	5.750%	03/15/2025	1,440,000	1,422,000	(1)
Post Holdings, Inc.	USD	7.375%	02/15/2022	2,415,000	2,522,926
Premier Foods Finance PLC	GBP	6.500%	03/15/2021	1,000,000	1,467,507	(3)
R&R PLC	EUR	9.250%	05/15/2018	1,100,000	1,186,222	(2)(3)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	2,131,000	2,266,851

					15,653,418

Gaming - 2.73%
GLP Capital LP / GLP Financing II, Inc.	USD	5.375%	11/01/2023	830,000	827,925
Isle of Capri Casinos, Inc.	USD	5.875%	03/15/2021	2,325,000	2,435,437
MGM Resorts International	USD	6.625%	12/15/2021	1,838,000	1,925,305
Pinnacle Entertainment, Inc.	USD	6.375%	08/01/2021	1,910,000	2,034,150

					7,222,817

Healthcare - 6.63%
Amsurg Corp.	USD	5.625%	07/15/2022	1,230,000	1,214,625
Community Health Systems, Inc.:
	USD	8.000%	11/15/2019	967,000	983,922
	USD	6.875%	02/01/2022	1,645,000	1,599,763
DaVita HealthCare Partners, Inc.	USD	5.125%	07/15/2024	1,265,000	1,264,209
HCA, Inc.:
	USD	5.375%	02/01/2025	2,550,000	2,526,094
	USD	5.250%	04/15/2025	690,000	700,350
HealthSouth Corp.	USD	5.750%	11/01/2024	1,800,000	1,746,000
IASIS Healthcare LLC	USD	8.375%	05/15/2019	1,187,000	1,121,715
Kinetic Concepts, Inc./KCI USA, Inc.:
	USD	10.500%	11/01/2018	1,264,000	1,230,504
	USD	12.500%	11/01/2019	845,000	819,650

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Healthcare (continued)
LifePoint Health, Inc.	USD	5.500%	12/01/2021	1,760,000	$1,764,400
Quintiles Transnational Corp.	USD	4.875%	05/15/2023	515,000	518,863	(1)
Team Health, Inc.	USD	7.250%	12/15/2023	1,450,000	1,497,125	(1)
Tenet Healthcare Corp.	USD	6.000%	10/01/2020	498,000	531,615

					17,518,835

Home Builders - 0.97%
Lennar Corp.	USD	4.750%	11/15/2022	939,000	941,348
Shea Homes LP / Shea Homes Funding Corp.	USD	5.875%	04/01/2023	710,000	736,625	(1)
Standard Pacific Corp.	USD	5.875%	11/15/2024	847,000	889,350

					2,567,323

Industrial Other - 2.82%
AECOM	USD	5.750%	10/15/2022	1,415,000	1,465,402
Cleaver-Brooks, Inc.	USD	8.750%	12/15/2019	1,661,000	1,619,475	(1)
EnerSys	USD	5.000%	04/30/2023	1,025,000	1,027,563	(1)
MasTec, Inc.	USD	4.875%	03/15/2023	2,833,000	2,408,050
WESCO Distribution, Inc.	USD	5.375%	12/15/2021	970,000	936,050

					7,456,540

Leisure - 1.30%
AMC Entertainment, Inc.	USD	5.750%	06/15/2025	2,290,000	2,312,900
Cinemark USA, Inc.:
	USD	5.125%	12/15/2022	740,000	742,775
	USD	4.875%	06/01/2023	375,000	368,906

					3,424,581

Lodging - 0.77%
RHP Hotel Properties LP/RHP Finance Corp.	USD	5.000%	04/15/2021	1,978,000	2,022,505

Media Cable - 9.11%
Altice US Finance I Corp	USD	5.375%	07/15/2023	640,000	641,600	(1)
Cable One, Inc.	USD	5.750%	06/15/2022	1,405,000	1,412,025	(1)
Cablevision Systems Corp.:
	USD	8.000%	04/15/2020	864,000	818,640
	USD	5.875%	09/15/2022	3,595,000	2,867,012
CCO Holdings LLC	USD	6.625%	01/31/2022	1,487,000	1,573,261
Cequel Communications Holdings I LLC/Cequel Capital Corp.	USD	5.125%	12/15/2021	1,541,000	1,429,277	(1)
DISH DBS Corp., Series WI	USD	5.000%	03/15/2023	4,523,000	3,923,702
Mediacom LLC	USD	7.250%	02/15/2022	2,432,000	2,447,200
Numericable-SFR SAS:
	USD	6.000%	05/15/2022	1,270,000	1,257,300	(1)
	USD	6.250%	05/15/2024	660,000	651,750	(1)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	1,566,000	1,583,618
Unitymedia GmbH	USD	6.125%	01/15/2025	715,000	723,044	(1)
Unitymedia Hessen GmbH & Co. KG	USD	5.000%	01/15/2025	1,040,000	1,016,600	(1)
UPCB Finance IV Ltd.	USD	5.375%	01/15/2025	1,030,000	1,001,675	(1)
Virgin Media Finance PLC	USD	6.000%	10/15/2024	1,475,000	1,473,156	(1)
Virgin Media Secured Finance PLC	USD	5.250%	01/15/2026	1,275,000	1,252,688	(1)

					24,072,548

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	37

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Media Other - 5.56%
Gray Television, Inc.	USD	7.500%	10/01/2020	2,240,000	$2,332,400
Interep National Radio Sales, Inc., Series B	USD	0.000%	07/01/2008	27,318	3	(4)
LIN Television Corp.	USD	5.875%	11/15/2022	2,075,000	2,085,375	(1)
Nexstar Broadcasting, Inc., Series WI	USD	6.875%	11/15/2020	2,020,000	2,065,450
Outfront Media Capital LLC / Outfront Media Capital Corp.	USD	5.250%	02/15/2022	955,000	983,650
Sinclair Television Group, Inc., Series WI	USD	6.125%	10/01/2022	2,780,000	2,870,350
TEGNA, Inc.	USD	6.375%	10/15/2023	1,714,000	1,816,840
Tribune Media Co.	USD	5.875%	07/15/2022	2,530,000	2,536,325	(1)

					14,690,393

Metals/Mining/Steel - 0.65%
ArcelorMittal:
	USD	7.250%	02/25/2022	601,000	533,015	(5)
	USD	8.000%	10/15/2039	1,050,000	798,136	(5)
Cloud Peak Energy Resources LLC	USD	6.375%	03/15/2024	835,000	379,925

					1,711,076

Paper/Forest Products - 1.87%
Cascades, Inc.	USD	5.500%	07/15/2022	735,000	713,869	(1)
Louisiana-Pacific Corp.	USD	7.500%	06/01/2020	1,293,000	1,351,185
Mercer International, Inc.	USD	7.750%	12/01/2022	1,685,000	1,760,825
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,119,000	1,126,693

					4,952,572

Pharmaceuticals - 1.64%
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.000%	02/01/2025	1,595,000	1,523,225	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC:
	USD	5.625%	10/15/2023	1,125,000	975,937	(1)
	USD	5.750%	08/01/2022	215,000	191,350	(1)
Valeant Pharmaceuticals International, Inc.	USD	5.875%	05/15/2023	1,895,000	1,648,650	(1)

					4,339,162

Refining - 0.70%
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
	USD	5.875%	10/01/2020	776,000	801,220
	USD	6.125%	10/15/2021	1,003,000	1,035,598

					1,836,818

Restaurants - 0.99%
Landry’s, Inc.	USD	9.375%	05/01/2020	1,742,000	1,857,408	(1)
Ruby Tuesday, Inc.	USD	7.625%	05/15/2020	740,000	752,950

					2,610,358

Retail Food/Drug - 0.59%
Tops Holding II	USD	8.000%	6/15/2022	1,540,000	1,547,700	(1)

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Retail Non Food/Drug - 2.71%
Argos Merger Sub, Inc.	USD	7.125%	03/15/2023	1,840,000	$1,858,400	(1)
Bon-Ton Department Stores, Inc.	USD	8.000%	06/15/2021	828,000	240,120
Hot Topic, Inc.	USD	9.250%	06/15/2021	1,625,000	1,434,062	(1)
L Brands, Inc.	USD	6.875%	11/01/2035	1,335,000	1,371,713	(1)
Petco Holdings, Inc.	USD	8.500%	10/15/2017	1,201,000	1,226,521	(1)(2)
Sally Holdings LLC/ Sally Capital, Inc.	USD	5.625%	12/01/2025	1,015,000	1,034,031

					7,164,847

Services Other - 0.58%
Outerwall, Inc.	USD	6.000%	03/15/2019	1,540,000	1,536,150

Technology - 2.78%
Alcatel-Lucent USA, Inc.	USD	6.750%	11/15/2020	1,230,000	1,306,248	(1)
Artesyn Embedded Technologies, Inc.	USD	9.750%	10/15/2020	1,275,000	1,208,062	(1)
CommScope Technologies Finance LLC	USD	6.000%	06/15/2025	980,000	940,800	(1)
First Data Corp.	USD	7.000%	12/01/2023	1,270,000	1,290,638	(1)
NCR Corp.	USD	5.000%	07/15/2022	944,000	918,040
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,657,000	1,690,140	(1)

					7,353,928

Textile/Apparel - 1.66%
Levi Strauss & Co.:
	USD	6.875%	05/01/2022	1,525,000	1,654,625
	USD	5.000%	05/01/2025	853,000	855,132
Quiksilver, Inc.:
	USD	10.000%	08/01/2020	521,000	18,235	(4)
	USD	7.875%	08/01/2018	1,117,000	793,070	(1)(4)
William Carter Co.	USD	5.250%	08/15/2021	1,025,000	1,058,313

					4,379,375

Transportation Non Air/Rail - 0.53%
XPO Logistics, Inc.	USD	6.500%	06/15/2022	1,535,000	1,410,281	(1)

Wireless - 4.05%
Altice SA	USD	7.750%	05/15/2022	1,860,000	1,743,750	(1)
Sprint Capital Corp.	USD	8.750%	03/15/2032	4,225,000	3,274,375
T-Mobile USA, Inc.:
	USD	6.731%	04/28/2022	2,511,000	2,605,162
	USD	6.500%	01/15/2026	1,675,000	1,677,094
Wind Acquisition Finance SA:
	USD	4.750%	07/15/2020	730,000	730,000	(1)
	USD	7.375%	04/23/2021	690,000	667,575	(1)

					10,697,956

Wirelines - 6.47%
CenturyLink, Inc.:
	USD	5.800%	03/15/2022	641,000	596,931
	USD	7.650%	03/15/2042	1,350,000	1,093,500

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	39

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Wirelines (continued)
Cincinnati Bell, Inc.	USD	8.375%	10/15/2020	1,273,000	$1,317,555
Citizens Communications Co.	USD	9.000%	08/15/2031	1,870,000	1,594,175
Cogent Communications Group, Inc.	USD	5.375%	03/01/2022	775,000	761,437	(1)
CyrusOne LP / CyrusOne Finance Corp.:
	USD	6.375%	11/15/2022	400,000	418,000	(1)
	USD	6.375%	11/15/2022	1,940,000	2,027,300
Frontier Communications Corp.:
	USD	6.250%	09/15/2021	1,490,000	1,277,675
	USD	11.000%	09/15/2025	400,000	393,000	(1)
GCI, Inc.	USD	6.875%	04/15/2025	1,486,000	1,545,440
Level 3 Communications, Inc.	USD	5.750%	12/01/2022	1,215,000	1,230,188
Level 3 Financing, Inc., Series WI	USD	5.375%	08/15/2022	1,865,000	1,884,592
Telecom Italia SpA	USD	5.303%	05/30/2024	1,233,000	1,258,893	(1)
Windstream Services LLC	USD	7.500%	04/01/2023	2,226,000	1,708,455

					17,107,141

TOTAL CORPORATE BONDS					235,504,617

(Cost $253,415,029)

CONVERTIBLE CORPORATE BONDS - 0.17%
Metals/Mining/Steel - 0.17%
RTI International Metals, Inc.:
	USD	3.000%	12/01/2015	353,000	353,000
	USD	1.625%	10/15/2019	99,400	102,941

					455,941

TOTAL CONVERTIBLE CORPORATE BONDS					455,941

(Cost $450,210)

BANK LOANS - 7.33%(6)
Aerospace/Defense - 0.30%
Accudyne Industries Borrower SCA (aka Hamilton Sundstrand) - Refinancing Term Loan (L+3.000)	USD	4.000%	12/13/2019	885,000	783,225

Building Products - 0.60%
Beacon Roofing Supply, Inc. - Initial Term Loan (L+3.000)	USD	4.000%	09/25/2022	780,000	776,587
Summit Materials LLC - Restatement Effective
Date Term Loan (L+3.250)	USD	4.250%	06/26/2022	817,950	814,883

					1,591,470

Chemicals - 1.26%
Axalta Coating Systems Dutch Holding B BV - Refinanced Term B Loan (L+2.750)	USD	3.750%	02/01/2020	657,881	653,182
MacDermid, Inc. Term B-3 Loan	USD	L+4.500%	06/05/2020	930,000	906,653
Styrolution Group Gmbh - Tranche B1 Term Loan (L+5.500)	USD	6.500%	10/31/2019	1,746,800	1,761,356

					3,321,191

Containers/Packaging - 0.34%
Berry Plastics Group, Inc. - Term F Loan (L+3.000)	USD	4.000%	09/17/2022	910,000	906,132

40	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Electric - 0.61%
Texas Competitive Electric Holdings Co. LLC - 2017 Term Loan (L+4.500)	USD	4.670%	10/10/2017	4,540,167	$1,553,591
Texas Competitive Electric Holdings Company, LLC - Coupon Claim (L+4.500)	USD	4.670%	05/01/2016	46,597	46,597

					1,600,188

Food & Beverage - 0.56%
Hostess Brands LLC - Term B Loan (First Lien) (L+3.500)	USD	4.500%	07/29/2022	1,490,000	1,487,896

Industrial Other - 0.50%
Gates Global LLC - Initial Term Loan (L+3.250)	USD	4.250%	06/12/2021	1,429,041	1,326,508

Lodging - 0.48%
La Quinta Intermediate Holdings LLC - Initial Term Loan (L+2.750)	USD	3.750%	02/10/2021	1,287,334	1,268,829

Media Other - 0.57%
Univision Communications, Inc. - Replacement First-Lien Term Loan (L+3.000)	USD	4.000%	03/01/2020	1,522,788	1,505,300

Retail Food/Drug - 1.01%
Albertson’s Holdings LLC - Term B-4 Loan (L+4.500)	USD	5.500%	08/08/2021	2,652,937	2,654,136

Services Other - 0.31%
HD Supply, Inc. - Incremental Term Loan	USD	L+2.750%	08/13/2021	830,000	824,640

Technology - 0.79%
Avago Technologies Cayman Finance Ltd. - Term B Loan	USD	L+3.500%	11/11/2022	1,440,000	1,426,500
MA Financeco. - LLC - Initial Tranche B Term Loan (L+4.250)	USD	5.250%	10/07/2021	666,788	665,419

					2,091,919

TOTAL BANK LOANS					19,361,434

(Cost $21,690,159)

COMMON/PREFERRED STOCKS - 0.05%
EME Reorganization Trust	USD			3,059,892	12,240
NRG Energy, Inc.	USD			10,061	124,354

					136,594

TOTAL COMMON/PREFERRED STOCKS					136,594

(Cost $764,841)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	41

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 2.84%
Money Market Mutual Funds - 2.84%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.11517%	N/A	7,513,195	$7,513,195

TOTAL SHORT TERM INVESTMENTS
(Cost $7,513,195)					7,513,195

Total Investments - 99.52% (Cost $283,833,434)					262,971,781
Other Assets in Excess of Liabilities - 0.48%					1,265,967

Net Assets - 100.00%					$264,237,748

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR     -     Euro Currency

GBP     -     Great British Pound

USD     -     United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $82,826,352, which represents approximately 31.35% of net assets as of November 30, 2015.

(2)	Payment-in-kind securities.
(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2015, the aggregate market value of those securities was $6,817,992, which represents approximately 2.58% of net assets.

(4)	Security is in default and therefore is non-income producing.
(5)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2015.
(6)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

Common Abbreviations:

BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
KG	-	A Kommanditgesellschaft is the German name for a limited partnership business entity.
LLC	-	Limited Liability Corporation.
L	-	LIBOR (London Interbank Offered Rate).
LP	-	Limited Partnership.
Ltd.	-	Limited.
NV	-	Naamloze Vennootshap is the Dutch term for a Public Limited Liability Corporation.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAS	-	Société par actions simplifiée (French: Joint Stock Company).
SCA	-	Société en commandite par actions is a term from Luxembourg meaning partnership by limited shares.
SpA	-	Società per Azioni is the Italian term for Limited share company.

42	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2015 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase	EUR	2,270,000	Sale	12/08/2015	$2,399,072	$106,667
J.P. Morgan Chase	GBP	3,050,105	Sale	12/08/2015	4,593,990	111,074

						$217,741

J.P. Morgan Chase	EUR	64,306	Purchase	12/08/2015	$67,962	$(957)
J.P. Morgan Chase	GBP	18,574	Purchase	12/08/2015	27,976	(662)

						$(1,619)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	43

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2015 (Unaudited)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	Expressed (in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 72.88%
Brazil - 12.40%
Brazil Letras do Tesouro Nacional:
	BRL	0.000%	01/01/2018	144,848,000	$27,449,613(1)
	BRL	0.000%	07/01/2018	159,815,000	28,100,839(1)
	BRL	0.000%	01/01/2019	142,272,000	23,214,348(1)
	BRL	0.000%	07/01/2019	34,450,000	5,230,274(1)
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	43,368,000	10,617,036
	BRL	10.000%	01/01/2021	48,528,000	10,156,891
	BRL	10.000%	01/01/2023	18,412,000	3,655,180
	BRL	10.000%	01/01/2025	64,732,000	12,315,312

					120,739,493

Colombia - 6.51%
Bogota Distrio Capital	COP	9.750%	07/26/2028	65,141,000,000	22,554,704(2)
International Bank for Reconstruction & Development Republic of Colombia:	COP	8.000%	03/02/2020	1,020,000,000	346,456
	COP	7.750%	04/14/2021	20,892,000,000	6,783,024
	COP	4.375%	03/21/2023	18,986,000,000	5,048,201
	COP	10.000%	07/24/2024	13,121,100,000	4,640,307
	COP	9.850%	06/28/2027	39,589,000,000	14,447,732
	COP	7.750%	09/18/2030	33,182,000,000	9,545,338

					63,365,762

Indonesia - 11.87%
European Bank for Reconstruction & Development Indonesia Government:	IDR	7.200%	06/08/2016	37,740,000,000	2,693,084
	IDR	11.000%	09/15/2025	109,942,000,000	9,106,829
	IDR	6.125%	05/15/2028	149,010,000,000	8,630,410
	IDR	8.250%	06/15/2032	232,400,000,000	15,935,400
	IDR	6.625%	05/15/2033	220,002,000,000	12,800,984
	IDR	8.375%	03/15/2034	141,460,000,000	9,828,888
Republic of Indonesia:
	IDR	12.800%	06/15/2021	2,980,000,000	254,975
	IDR	7.000%	05/15/2022	383,170,000,000	25,537,096
	IDR	5.625%	05/15/2023	36,052,000,000	2,182,169
	IDR	8.375%	03/15/2024	84,775,000,000	6,057,966
	IDR	9.000%	03/15/2029	305,160,000,000	22,567,282

					115,595,083

Malaysia - 4.86%
Malaysian Government:
	MYR	3.418%	08/15/2022	34,450,000	7,736,142
	MYR	3.480%	03/15/2023	72,280,000	16,179,922
	MYR	4.181%	07/15/2024	54,930,000	12,849,923
	MYR	4.392%	04/15/2026	16,370,000	3,854,517
	MYR	4.498%	04/15/2030	11,870,000	2,793,453
	MYR	3.844%	04/15/2033	18,480,000	3,935,364

					47,349,321

Mexico - 4.75%
Mexican Bonos:
	MXN	10.000%	12/05/2024	69,343,400	5,323,860
	MXN	8.500%	05/31/2029	58,535,000	4,168,020
	MXN	7.750%	05/29/2031	209,386,000	14,030,296

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2015 (Unaudited)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	Expressed (in U.S. $)
Mexico (continued)
Mexican Bonos: (continued)
	MXN	8.500%	11/18/2038	142,092,000	$10,219,821
	MXN	7.750%	11/13/2042	186,513,000	12,471,147

					46,213,144

Peru - 0.11%
Republic of Peru	PEN	5.200%	09/12/2023	3,930,000	1,070,856(2)

Poland - 4.81%
Republic of Poland:
	PLN	3.000%	08/24/2016	15,792,941	3,969,095
	PLN	2.750%	08/25/2023	16,331,587	4,485,978
	PLN	3.250%	07/25/2025	130,885,000	33,975,913
	PLN	2.500%	07/25/2026	18,470,000	4,428,906

					46,859,892

Romania - 0.12%
Romania Government	RON	5.950%	06/11/2021	4,060,000	1,125,658

Russia - 8.38%
Russian Federation:
	RUB	7.400%	06/14/2017	276,636,000	4,017,502
	RUB	7.850%	03/10/2018	500,000,000	7,205,882(2)
	RUB	6.800%	12/11/2019	467,990,000	6,342,253
	EUR	3.625%	09/16/2020	4,800,000	5,229,921(2)
	RUB	7.600%	04/14/2021	715,870,000	9,847,261
	RUB	6.500%	11/24/2021	288,490,000	3,785,615(3)
	RUB	7.600%	07/20/2022	1,143,582,000	15,489,327
	RUB	7.000%	01/25/2023	679,600,000	8,897,327
	RUB	7.000%	08/16/2023	554,690,000	7,199,257
	RUB	8.150%	02/03/2027	376,180,000	5,205,838
	RUB	7.050%	01/19/2028	666,980,000	8,408,274

					81,628,457

South Africa - 4.76%
Republic of South Africa:
	ZAR	7.000%	02/28/2031	205,994,000	11,858,925
	ZAR	6.250%	03/31/2036	304,170,000	15,458,181
	ZAR	6.500%	02/28/2041	234,390,000	11,933,986
	ZAR	8.750%	02/28/2048	107,519,000	7,042,479

					46,293,571

Thailand - 3.13%
Thailand Government:
	THB	1.200%	07/14/2021	453,639,563	12,059,332
	THB	3.625%	06/16/2023	83,235,000	2,484,769
	THB	3.580%	12/17/2027	261,770,000	7,835,050
	THB	4.875%	06/22/2029	132,351,000	4,482,017
	THB	4.675%	06/29/2044	109,231,000	3,622,036

					30,483,204

Turkey - 10.04%
Republic of Turkey:
	TRY	8.200%	07/13/2016	23,153,000	7,836,216
	TRY	9.000%	03/08/2017	26,580,000	8,976,937
	TRY	10.400%	03/27/2019	8,400,000	2,894,334

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	45

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Turkey (continued)
Republic of Turkey: (continued)
		TRY	10.500%	01/15/2020	43,700,000	$15,217,935
		TRY	9.500%	01/12/2022	63,490,000	21,139,724
		TRY	8.500%	09/14/2022	51,360,000	16,228,755
		TRY	7.100%	03/08/2023	32,760,000	9,535,907
		TRY	10.400%	03/20/2024	25,200,000	8,788,103
		TRY	9.000%	07/24/2024	22,150,000	7,120,390

						97,738,301

Venezuela - 1.14%
Republic of Venezuela		USD	5.750%	02/26/2016	12,069,500	11,103,940(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS						709,566,682

(Cost $958,371,453)
CORPORATE BONDS - 4.21%
Colombia - 1.15%
Emgesa SA ESP:		COP
		COP	8.750%	01/25/2021	616,000,000	199,199(4)
			8.750%	01/25/2021	16,739,000,000	5,412,974(2)
Empresas Publicas de Medellin ESP:
		COP	8.375%	02/01/2021	776,000,000	247,261(4)
		COP	8.375%	02/01/2021	3,338,000,000	1,063,604(2)
		COP	7.625%	09/10/2024	9,444,000,000	2,627,970(4)
Financiera de Desarrollo Territorial SA Findeter		COP	7.875%	08/12/2024	5,687,000,000	1,630,892(4)

						11,181,900

Mexico - 2.26%
America Movil SAB de CV		MXN	6.000%	06/09/2019	242,900,000	14,704,254
Petroleos Mexicanos:
		MXN	7.650%	11/24/2021	91,160,000	5,534,634(4)
		MXN	7.470%	11/12/2026	31,840,000	1,745,344

						21,984,232

Venezuela - 0.80%
Petroleos de Venezuela SA		USD	8.500%	11/02/2017	12,422,800	7,798,413(2)

TOTAL CORPORATE BONDS						40,964,545

(Cost $57,021,082)
CREDIT LINKED NOTES - 0.22%
Colombia - 0.22%
Titulos de Tesoreria - Series B	Citigroup Global Markets	COP	10.000%	07/24/2024	6,000,000,000	2,123,457

TOTAL CREDIT LINKED NOTES						2,123,457

(Cost $4,039,864)

46	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value Expressed (in U.S. $)
SHORT TERM INVESTMENTS - 0.77%
Money Market Mutual Funds - 0.77%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.11517%	N/A	7,511,076	$7,511,076

TOTAL SHORT TERM INVESTMENTS					7,511,076

(Cost $7,511,076)

Total Investments - 78.08%					760,165,760
(Cost $1,026,943,475)
Other Assets In Excess of Liabilities - 21.92%					213,417,703(5)

Net Assets - 100.00%					$973,583,463

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2015, the aggregate market value of those securities was $61,440,294, which represents approximately 6.31% of net assets.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2015.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,239,956, which represents approximately 1.05% of net assets as of November 30, 2015.

(5)	Includes cash which is being held as collateral for foward foreign currency contracts.

Common Abbreviations:

ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.
SAB de CV	-	A Variable Capital Company.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	47

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2015 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	3,547,757	Sale	01/05/2016	$906,219	$38,992
Citigroup Global Markets	COP	8,753,998,740	Sale	12/14/2015	2,782,269	102,080
Citigroup Global Markets	EUR	8,878,000	Sale	12/18/2015	9,386,248	90,763
Citigroup Global Markets	EUR	3,470,080	Sale	01/08/2016	3,670,817	57,455
Citigroup Global Markets	IDR	149,535,900,000	Sale	12/14/2015	10,772,186	28,529
Citigroup Global Markets	IDR	56,240,000,000	Sale	03/17/2016	3,959,448	40,552
Citigroup Global Markets	IDR	148,174,500,000	Purchase	03/17/2016	10,431,885	847,506
Citigroup Global Markets	MXN	182,674,000	Purchase	12/17/2015	11,005,165	117,455
Citigroup Global Markets	PLN	13,600,000	Sale	12/04/2015	3,365,034	43,744
Citigroup Global Markets	RUB	1,678,687,976	Sale	01/15/2016	24,966,266	122,480
Citigroup Global Markets	ZAR	733,686,931	Purchase	12/10/2015	50,649,515	6,759
Citigroup Global Markets	ZAR	93,490,318	Sale	12/23/2015	6,436,952	143,907
J.P. Morgan Chase & Co.	BRL	76,221,489	Sale	01/05/2016	19,469,588	822,593
J.P. Morgan Chase & Co.	PLN	13,087,792	Sale	12/04/2015	3,238,299	56,797
J.P. Morgan Chase & Co.	PLN	70,928,210	Purchase	12/09/2015	17,548,200	48,672

						$2,568,284

48	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2015 (Unaudited)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	44,715,923	Purchase	12/02/2015	$11,549,940	$(194,400)
Citigroup Global Markets	BRL	44,715,923	Sale	12/02/2015	11,549,940	(230,886)
Citigroup Global Markets	COP	3,171,180,000	Purchase	12/21/2015	1,007,610	(12,390)
Citigroup Global Markets	EUR	12,173,000	Purchase	12/18/2015	12,869,881	(114,267)
Citigroup Global Markets	MXN	892,447,840	Purchase	12/09/2015	53,796,918	(4,865)
Citigroup Global Markets	MXN	8,766,071	Sale	12/17/2015	528,110	(6,110)
Citigroup Global Markets	MYR	20,404,876	Purchase	12/09/2015	4,782,170	(13,335)
Citigroup Global Markets	MYR	23,697,235	Sale	12/14/2015	5,551,710	(164,750)
Citigroup Global Markets	PEN	30,551,435	Purchase	01/08/2016	8,999,348	(58,842)
Citigroup Global Markets	PLN	51,746,760	Purchase	12/04/2015	12,803,646	(562,775)
Citigroup Global Markets	PLN	183,500,510	Purchase	12/09/2015	45,399,477	(11,887)
Citigroup Global Markets	RON	51,670,234	Purchase	12/04/2015	12,249,149	(563,506)
Citigroup Global Markets	ZAR	22,530,000	Purchase	12/23/2015	1,551,225	(44,181)
Goldman Sachs & Co.	INR	1,365,128,517	Purchase	12/18/2015	20,411,611	(108,923)
J.P. Morgan Chase & Co.	BRL	76,221,489	Sale	12/02/2015	19,687,699	(415,027)
J.P. Morgan Chase & Co.	BRL	76,221,489	Purchase	12/02/2015	19,687,699	(801,949)
J.P. Morgan Chase & Co.	MYR	8,409,629	Purchase	12/09/2015	1,970,915	(6,425)
J.P. Morgan Chase & Co.	PLN	13,087,792	Purchase	12/04/2015	3,238,299	(143,232)
J.P. Morgan Chase & Co.	RON	111,804,725	Purchase	12/04/2015	26,504,867	(1,222,416)

						$(4,680,166)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
CORPORATE BONDS - 98.35%
Angola - 1.09%
Puma International Financing SA	USD	6.750%	02/01/2021	455,000	$457,275(1)

Argentina - 1.36%
YPF SA:
	USD	8.875%	12/19/2018	106,000	109,842(1)
	USD	8.750%	04/04/2024	465,000	459,769(1)

					569,611

Brazil - 7.36%
Braskem America Finance Co.	USD	7.125%	07/22/2041	162,000	131,625(1)
Braskem Finance Ltd.	USD	5.750%	04/15/2021	86,000	81,915(2)
Cia Brasileira de Aluminio	USD	4.750%	06/17/2024	312,000	272,220(1)
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	93,000	61,840(1)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	200,000	176,000(1)
ESAL GmbH	USD	6.250%	02/05/2023	362,000	349,330(1)
GTL Trade Finance, Inc.	USD	5.893%	04/29/2024	133,000	108,727(1)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	286,000	275,632(1)
Marfrig Overseas Ltd.	USD	9.500%	05/04/2020	217,000	221,340(2)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	426,000	425,489(1)
Petrobras Global Finance BV:
	USD	2.000%	05/20/2016	219,000	215,835
	USD	5.375%	01/27/2021	444,000	352,492
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	45,719	34,747(1)
Samarco Mineracao SA:
	USD	4.125%	11/01/2022	239,000	87,833(1)
	USD	5.750%	10/24/2023	184,000	64,400(1)
Vale Overseas Ltd.:
	USD	4.625%	09/15/2020	225,000	206,118
	USD	6.875%	11/10/2039	19,000	14,084

					3,079,627

Canada - 0.95%
Harvest Operations Corp.	USD	2.125%	05/14/2018	400,000	399,412(2)

Chile - 3.95%
Cencosud SA:
	USD	4.875%	01/20/2023	183,000	178,654(1)
	USD	6.625%	02/12/2045	194,000	177,025(1)
Empresa Electrica Angamos SA	USD	4.875%	05/25/2029	349,000	313,646(1)
Empresa Nacional de Electricidad SA	USD	4.250%	04/15/2024	133,000	133,665
Empresa Nacional de Telecomunicaciones SA	USD	4.875%	10/30/2024	290,000	284,925(1)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	206,000	146,030(1)
VTR Finance BV	USD	6.875%	01/15/2024	436,000	419,999(1)

					1,653,944

China - 7.66%
China Life Insurance	USD	4.000%	07/03/2075	700,000	689,500(3)
China Overseas Finance Cayman V Ltd.	USD	3.950%	11/15/2022	500,000	499,490
CITIC Ltd.:
	USD	6.800%	01/17/2023	425,000	494,920
	USD	8.625%	Perpetual	500,000	568,176(3)

50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
China (continued)
Industrial & Commercial Bank of China Ltd.	USD	6.000%	Perpetual	200,000	$212,000(2)(3)
Lenovo Group Ltd.	USD	4.700%	05/08/2019	350,000	363,631
Longfor Properties Co. Ltd.	USD	6.875%	10/18/2019	358,000	378,413

					3,206,130

Colombia - 5.13%
Bancolombia SA	USD	5.125%	09/11/2022	300,000	294,750
Ecopetrol SA:
	USD	5.875%	09/18/2023	327,000	323,730
	USD	5.375%	06/26/2026	278,000	252,980
Empresa de Energia de Bogota SA ESP	USD	6.125%	11/10/2021	146,000	151,840(1)
Grupo Aval Ltd.	USD	4.750%	09/26/2022	237,000	222,187(1)
GrupoSura Finance SA	USD	5.700%	05/18/2021	104,000	109,720(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	167,000	161,957(1)
Oleoducto Central SA	USD	4.000%	05/07/2021	348,000	339,300(1)
Pacific Exploration and Production Corp.	USD	5.125%	03/28/2023	219,000	66,795(1)
SUAM Finance BV	USD	4.875%	04/17/2024	220,000	225,500(1)

					2,148,759

Guatemala - 1.10%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	550,000	460,735(1)

Hong Kong - 6.01%
Goodman HK Finance	USD	4.375%	06/19/2024	300,000	305,246
HKT Capital No. 2 Ltd.	USD	3.625%	04/02/2025	400,000	395,740
Hutchison Whampoa International 12 Ltd.	USD	6.000%	Perpetual	540,000	565,110(2)(3)
Li & Fung Ltd.	USD	6.000%	Perpetual	200,000	208,000(2)(3)
Towngas Finance Ltd	USD	4.750%	Perpetual	1,000,000	1,039,819(3)

					2,513,915

India - 5.38%
ABJA Investment Co. Pte Ltd.	USD	5.950%	07/31/2024	400,000	350,860
Bharti Airtel International Netherlands BV:
	USD	5.125%	03/11/2023	417,000	437,023(1)
	USD	5.350%	05/20/2024	100,000	106,094(2)
Greenko Dutch BV	USD	8.000%	08/01/2019	296,000	313,889(2)
ICICI Bank Ltd.	USD	6.375%	04/30/2022	300,000	309,738(2)(3)
Reliance Holding USA, Inc.	USD	5.400%	02/14/2022	450,000	492,081(1)
Reliance Industries Ltd.	USD	4.125%	01/28/2025	99,000	98,053(1)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	32,000	24,440(1)
	USD	8.250%	06/07/2021	49,000	36,373(1)
	USD	7.125%	05/31/2023	120,000	81,600(1)

					2,250,151

Indonesia - 2.21%
Listrindo Capital BV	USD	6.950%	02/21/2019	605,000	626,931(1)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	300,000	296,787(1)

					923,718

Israel - 5.13%
B Communications Ltd.	USD	7.375%	02/15/2021	548,000	598,005(1)
Delek & Avner Tamar Bond Ltd.:
	USD	3.839%	12/30/2018	77,000	78,251(1)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Israel (continued)
Delek & Avner Tamar Bond Ltd.: (continued)
	USD	5.082%	12/30/2023	1,433,000	$1,472,408(1)

					2,148,664

Jamaica - 2.04%
Digicel Group Ltd.:
	USD	8.250%	09/30/2020	382,000	333,772(1)
	USD	7.125%	04/01/2022	633,000	519,735(2)

					853,507

Kazakhstan - 2.18%
Zhaikmunai LLP:
	USD	6.375%	02/14/2019	625,000	533,594(1)
	USD	7.125%	11/13/2019	445,000	380,475(1)

					914,069

Macau - 1.93%
MCE Finance Ltd.	USD	5.000%	02/15/2021	655,000	609,150(1)
Studio City Finance Ltd.	USD	8.500%	12/01/2020	200,000	198,770(1)

					807,920

Malaysia - 0.53%
Malayan Banking Bhd	USD	3.250%	09/20/2022	220,000	220,312(3)

Mexico - 7.04%
Alfa SAB de CV	USD	5.250%	03/25/2024	150,000	155,250(1)
BBVA Bancomer SA	USD	6.750%	09/30/2022	304,000	336,376(1)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	240,000	256,800(1)
	USD	7.250%	01/15/2021	120,000	121,500(1)
	USD	5.700%	01/11/2025	376,000	333,700(1)
	USD	6.125%	05/05/2025	455,000	418,054(1)
Metalsa SA de CV	USD	4.900%	04/24/2023	331,000	292,303(1)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	157,459	144,665(1)
Nemak SAB de CV	USD	5.500%	02/28/2023	154,000	156,772(1)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	437,000	418,974(1)
Southern Copper Corp.	USD	5.250%	11/08/2042	412,000	311,307

					2,945,701

Morocco - 2.13%
OCP SA:
	USD	5.625%	04/25/2024	112,000	113,932(1)
	USD	4.500%	10/22/2025	753,000	705,938(1)
	USD	6.875%	04/25/2044	70,000	70,262(1)

					890,132

Oman - 0.84%
Lamar Funding Ltd.	USD	3.958%	05/07/2025	392,000	352,310(1)

Peru - 1.46%
BBVA Banco Continental SA	USD	5.000%	08/26/2022	107,000	111,815(1)
Cia Minera Ares SAC	USD	7.750%	01/23/2021	157,000	154,645(1)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	378,000	344,620(1)

					611,080

52	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Philippines - 1.71%
FPT Finance Ltd.	USD	6.375%	09/28/2020	650,000	$713,593

Qatar - 0.26%
Ras Laffan Liquefied Natural Gas Co. Ltd. III	USD	6.750%	09/30/2019	93,000	108,322(2)

Russia - 9.24%
Evraz Group SA	USD	6.750%	04/27/2018	1,008,000	1,023,725(1)
Gazprom OAO Via Gaz Capital SA:
	USD	8.146%	04/11/2018	613,000	665,718(1)
	USD	9.250%	04/23/2019	52,000	58,825(1)
	USD	6.510%	03/07/2022	104,000	107,510(1)
Rosneft Finance SA	USD	7.875%	03/13/2018	439,000	474,120(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.:
	USD	3.149%	03/06/2017	580,000	577,100(1)
	USD	4.199%	03/06/2022	575,000	523,250(1)
Vimpel Communications Holdings BV	USD	7.504%	03/01/2022	382,000	395,848(2)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	38,000	39,852(1)

					3,865,948

Saudi Arabia - 0.08%
Saudi Electricity Global Sukuk Co. 3	USD	5.500%	04/08/2044	36,000	33,435(1)

Singapore - 3.10%
DBS Bank Ltd.	USD	3.625%	09/21/2022	80,000	81,833(2)(3)
Oversea-Chinese Banking Corp. Ltd.:
	USD	3.150%	03/11/2023	400,000	403,783(1)(3)
	USD	4.000%	10/15/2024	61,000	62,548(1)(3)
Pratama Agung Pte Ltd.	USD	6.250%	2/24/2020	350,000	340,704
United Overseas Bank Ltd.	USD	3.750%	09/19/2024	400,000	406,572(3)

					1,295,440

South Africa - 2.60%
Eskom Holdings SOC Ltd.:
	USD	5.750%	01/26/2021	98,000	93,453(1)
	USD	6.750%	08/06/2023	274,000	260,642(1)
	USD	7.125%	02/11/2025	162,000	154,265(1)
Myriad International Holdings BV:
	USD	6.000%	07/18/2020	14,000	15,120(1)
	USD	5.500%	07/21/2025	559,000	562,494(1)

					1,085,974

South Korea - 2.39%
Korea Gas Corp.	USD	3.875%	02/12/2024	150,000	157,830(1)
Korea Midland Power Co. Ltd.	USD	2.750%	02/11/2019	700,000	708,853
Korea National Oil Corp.	USD	3.250%	07/10/2024	134,000	135,034(1)

					1,001,717

Thailand - 3.75%
Bangkok Bank PCL:
	USD	3.300%	10/03/2018	64,000	65,485(1)
	USD	3.875%	09/27/2022	136,000	139,590(1)
PTT Exploration & Production PCL	USD	4.875%	Perpetual	873,000	866,452(1)(3)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	380,000	392,283(1)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	94,000	105,527(2)

					1,569,337

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	53

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value Expressed (in U.S. $)
Turkey - 3.86%
Akbank TAS	USD	4.000%	01/24/2020	352,000	$342,320(1)
Turk Telekomunikasyon AS	USD	4.875%	06/19/2024	501,000	479,708(1)
Turkiye Garanti Bankasi AS:
	USD	4.750%	10/17/2019	24,000	24,000(1)
	USD	5.250%	09/13/2022	101,000	101,000(1)
Turkiye Vakiflar Bankasi	USD	6.875%	02/03/2025	680,000	666,400(1)(3)

					1,613,428

United Arab Emirates - 5.60%
DP World Ltd.	USD	3.250%	05/18/2020	100,000	99,250(1)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	650,000	994,140
MAF Global Securities Ltd.	USD	7.125%	Perpetual	1,212,000	1,249,875(3)

					2,343,265

Venezuela - 0.28%
Petroleos de Venezuela SA	USD	8.500%	11/02/2017	187,133	117,473(2)

TOTAL CORPORATE BONDS					41,154,904

(Cost $42,076,518)

SHORT TERM INVESTMENTS - 0.24%
Money Market Mutual Funds - 0.24%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.11517%	N/A	101,243	101,243

TOTAL SHORT TERM INVESTMENTS					101,243

(Cost $101,243)

Total Investments - 98.59%					41,256,147
(Cost $42,177,761)
Other Assets In Excess of Liabilities - 1.41%					589,392

Net Assets - 100.00%					$41,845,539

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $25,583,863, which represents approximately 61.14% of net assets as of November 30, 2015.

(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2015, the aggregate market value of those securities was $3,746,236, which represents approximately 8.95% of net assets.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2015.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
Bhd	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.

54	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2015 (Unaudited)

GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A Variable Capital Company.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A Variable Capital Company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
SOC	-	State Owned Company
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

	Foreign	Contracted	Sale	Settlement	Current	Unrealized
Counterparty	Currency	Amount**	Contract	Date	Value	Appreciation
J.P. Morgan Chase & Co.	GBP	686,000	Sale	12/08/2015	$1,033,236	$25,413

						$25,413

** The	contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	55

Stone Harbor Investment Grade Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 35.33%
Aerospace/Defense - 0.32%
Lockheed Martin Corp.	USD	2.500%	11/23/2020	50,000	$50,154

Automotive - 1.14%
Ford Motor Credit Co. LLC	USD	4.250%	09/20/2022	50,000	51,996
General Motors Financial Co., Inc.	USD	3.700%	11/24/2020	50,000	50,151
Hyundai Capital America	USD	2.550%	02/06/2019	75,000	74,716(1)

					176,863

Banking - 7.45%
American Express Co.	USD	3.625%	12/05/2024	50,000	49,701
ANZ New Zealand Int’l Ltd.	USD	1.750%	03/29/2018	25,000	24,922(1)
Bank of America Corp.:
	USD	6.050%	05/16/2016	25,000	25,556
	USD	3.300%	01/11/2023	175,000	175,172
	USD	3.950%	04/21/2025	25,000	24,777
BPCE SA	USD	5.700%	10/22/2023	50,000	53,556(1)
Capital One Bank USA NA	USD	3.375%	02/15/2023	50,000	49,478
Capital One Financial Corp.	USD	6.750%	09/15/2017	50,000	54,217
Citigroup, Inc.:
	USD	3.500%	05/15/2023	100,000	98,953
	USD	3.875%	03/26/2025	75,000	73,871
Goldman Sachs Capital I	USD	6.345%	02/15/2034	50,000	58,878
Intesa Sanpaolo SpA, Series GMTN	USD	3.125%	01/15/2016	50,000	50,132
Mizuho Bank Ltd.	USD	3.600%	09/25/2024	75,000	76,324(1)
Morgan Stanley	USD	4.875%	11/01/2022	50,000	54,158
The PNC Financial Services Group, Inc.	USD	3.900%	04/29/2024	100,000	102,279
Santander UK PLC	USD	5.000%	11/07/2023	50,000	52,261(1)
US Bancorp	USD	3.600%	09/11/2024	75,000	76,519
Wells Fargo & Co., Series M	USD	3.450%	02/13/2023	50,000	50,323

					1,151,077

Chemicals - 0.64%
Eastman Chemical Co.	USD	4.650%	10/15/2044	25,000	23,368
The Mosaic Co.	USD	4.250%	11/15/2023	75,000	75,377

					98,745

Consumer Products - 0.33%
Newell Rubbermaid, Inc.	USD	4.000%	06/15/2022	50,000	51,279

Diversified Manufacturing - 0.33%
Siemens Financieringsmaatschappij NV	USD	3.250%	05/27/2025	50,000	50,399(1)

Drillers/Services - 0.24%
Transocean, Inc.	USD	6.875%	12/15/2021	50,000	37,675

Electric - 2.57%
Ameren Corp.	USD	2.700%	11/15/2020	75,000	75,188
DTE Energy Co., Series F	USD	3.850%	12/01/2023	75,000	77,547
Exelon Generation Co. LLC	USD	5.600%	06/15/2042	75,000	72,542
Georgia Power Co.	USD	4.300%	03/15/2042	50,000	46,366

56	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Electric (continued)
Oncor Electric Delivery Co. LLC	USD	2.150%	06/01/2019	50,000	$49,462
Wisconsin Energy Corp.	USD	2.450%	06/15/2020	75,000	75,057

					396,162

Environmental Services - 0.33%
Republic Service, Inc.	USD	3.550%	06/01/2022	50,000	51,357

Exploration & Production - 1.42%
Anadarko Petroleum Corp.	USD	6.450%	09/15/2036	75,000	82,630
Apache Corp.	USD	5.100%	09/01/2040	75,000	73,042
Continental Resources, Inc.	USD	4.500%	04/15/2023	75,000	65,404

					221,076

Food and Beverage - 1.50%
Kraft Heinz Foods Co.:
	USD	4.875%	02/15/2025	50,000	53,343(1)
	USD	5.200%	07/15/2045	25,000	26,312(1)
PepsiCo, Inc.	USD	4.250%	10/22/2044	50,000	50,218
Whole Foods Market, Inc.	USD	5.200%	12/03/2025	100,000	99,861(1)

					229,734

Gas Pipelines - 2.29%
Boardwalk Pipelines LP	USD	3.375%	02/01/2023	50,000	42,708
Dominion Gas Holdings LLC	USD	4.800%	11/01/2043	25,000	24,345
Dominion Resources, Inc.	USD	7.500%	06/30/2066	25,000	21,785(2)
EQT Midstream Partners LP	USD	4.000%	08/01/2024	50,000	43,689
Kinder Morgan, Inc.	USD	5.550%	06/01/2045	75,000	57,416
Plains All American Pipeline LP / PAA Finance Corp.	USD	3.600%	11/01/2024	50,000	43,508
Spectra Energy Partners LP	USD	3.500%	03/15/2025	50,000	46,031
TransCanada PipeLines Ltd.	USD	5.000%	10/16/2043	75,000	73,956

					353,438

Healthcare - 1.15%
Medtronic, Inc.:
	USD	3.150%	03/15/2022	50,000	50,821
	USD	4.625%	03/15/2045	25,000	25,937
Thermo Fisher Scientific, Inc.	USD	1.300%	02/01/2017	25,000	24,955
Zimmer Biomet Holdings, Inc.	USD	2.700%	04/01/2020	75,000	75,012

					176,725

Healthcare Insurance - 0.47%
Humana, Inc.	USD	4.625%	12/01/2042	75,000	72,914

Leisure - 0.32%
Time Warner, Inc.	USD	3.600%	07/15/2025	50,000	49,596

Life Insurance - 0.46%
American International Group, Inc.	USD	3.875%	01/15/2035	50,000	45,261
Nippon Life Insurance Co.	USD	5.100%	10/16/2044	25,000	26,094(1)(2)

					71,355

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	57

Stone Harbor Investment Grade Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Lodging - 0.49%
Marriott International, Inc.	USD	3.000%	03/01/2019	75,000	$76,468

Media Cable - 1.66%
CCO Safari II LLC:
	USD	3.579%	07/23/2020	50,000	50,300(1)
	USD	6.484%	10/23/2045	50,000	52,221(1)
Comcast Corp.	USD	4.250%	01/15/2033	75,000	75,222
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc	USD	6.000%	08/15/2040	75,000	78,842

					256,585

Media Other - 1.45%
21st Century Fox America, Inc.	USD	6.650%	11/15/2037	25,000	30,101
CBS Corp.	USD	4.850%	07/01/2042	75,000	69,627
The Interpublic Group of Cos, Inc.	USD	3.750%	02/15/2023	75,000	73,658
Omnicom Group, Inc.	USD	3.650%	11/01/2024	50,000	49,634

					223,020

Metals/Mining/Steel - 0.41%
Newmont Mining Corp.	USD	6.250%	10/01/2039	75,000	63,778

Non Captive Finance - 1.51%
Air Lease Corp.	USD	3.875%	04/01/2021	75,000	75,937
Aviation Capital Group Corp.	USD	6.750%	04/06/2021	50,000	56,437(1)
Discover Bank	USD	4.250%	03/13/2026	50,000	50,815
Synchrony Financial	USD	4.250%	08/15/2024	50,000	50,075

					233,264

Pharmaceuticals - 1.45%
Actavis Funding SCS	USD	4.550%	03/15/2035	25,000	24,671
Actavis, Inc.	USD	1.875%	10/01/2017	50,000	50,096
Amgen, Inc.	USD	3.625%	05/22/2024	75,000	75,428
Gilead Sciences, Inc.	USD	4.500%	02/01/2045	75,000	73,776

					223,971

Railroads - 0.31%
Burlington Northern Sante Fe LLC	USD	4.400%	03/15/2042	50,000	48,379

Real Estate Investment Trust (REITs) - 1.74%
Avalonbay Communties, Inc., Series GMTN	USD	3.450%	06/01/2025	25,000	24,909
Corporate Office Properties LP	USD	3.600%	05/15/2023	50,000	46,158
DDR Corp.	USD	3.375%	05/15/2023	75,000	71,500
Digital Delta Holdings LLC	USD	4.750%	10/01/2025	75,000	76,006(1)
Kimco Realty Corp.	USD	3.200%	05/01/2021	50,000	50,412

					268,985

Refining - 0.48%
Phillips 66	USD	4.650%	11/15/2034	75,000	74,602

Retail Food/Drug - 1.05%
CVS Pass-Through Trust	USD	6.036%	12/10/2028	55,527	61,761
JB y Co. SA de CV	USD	3.750%	05/13/2025	50,000	48,505(1)

58	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Retail Food/Drug (continued)
The Kroger Co.	USD	5.150%	08/01/2043	50,000	$53,081

					163,347

Retail Non Food/Drug - 0.64%
The Home Depot, Inc.	USD	2.625%	06/01/2022	50,000	50,095
Macy’s Retail Holdings, Inc.	USD	3.875%	01/15/2022	50,000	50,183

					100,278

Technology - 1.10%
Apple, Inc.	USD	3.850%	05/04/2043	75,000	69,936
Ingram Micro, Inc.	USD	4.950%	12/15/2024	50,000	50,192
Tencent Holdings Ltd.	USD	3.800%	02/11/2025	50,000	49,511(1)

					169,639

Transportation Non Air/Rail - 0.83%
ERAC USA Finance LLC	USD	3.850%	11/15/2024	50,000	50,512(1)
FedEx Corp.	USD	5.100%	01/15/2044	75,000	78,007

					128,519

Wireless - 0.35%
Rogers Communications, Inc.	USD	5.450%	10/01/2043	50,000	54,087

Wirelines - 0.90%
AT&T, Inc.	USD	2.450%	06/30/2020	25,000	24,616
Verizon Communications, Inc.:
	USD	5.150%	09/15/2023	50,000	56,000
	USD	6.400%	09/15/2033	50,000	58,548

					139,164

TOTAL CORPORATE BONDS
(Cost $5,574,612)					5,462,635

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 9.77%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.901%	08/10/2035	25,000	26,085(1)
AMPLIT Trust, Series 2015-A	USD	5.000%	09/15/2021	25,000	25,000(1)(2)
ARLP Securitization Trust, Series 2015-1	USD	3.967%	05/25/2055	24,777	24,374(1)(3)
Banc of America Funding Corp., Series 2012-R6	USD	0.387%	07/26/2036	33,234	32,259(1)(2)
BHMS Mortgage Trust, Series 2014-ATLS	USD	1.693%	07/05/2033	25,000	25,085(1)(2)
CDGJ Commercial Mortgage Trust, Series 2014-BXCH	USD	1.597%	12/15/2027	50,000	49,888(1)(2)
Citigroup Mortgage Loan Trust, Series 2012-1	USD	0.567%	06/25/2035	13,566	13,384(1)(2)
COMM Mortgage Trust, Series 2006-C8	USD	5.306%	12/10/2046	95,206	97,248
Ellington Loan Acquisition Trust, Series 2007-1	USD	1.097%	05/28/2037	27,281	27,011(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	0.497%	11/26/2035	36,620	33,896(1)(2)
Freddie Mac Whole Loan Securities Trust, Series 2015-SC02	USD	3.000%	09/25/2045	100,000	98,672
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1.497%	12/15/2016	100,000	99,998(1)(2)
Hyatt Hotel Portfolio Trust, Series 2015-HYT	USD	1.447%	11/15/2029	100,000	100,222(1)(2)
Invitation Homes Trust, Series 2013-SFR1	USD	1.400%	12/17/2030	48,353	48,011(1)(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	59

Stone Harbor Investment Grade Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18	USD	5.440%	06/12/2047	46,893	$48,287
LSTAR Securities Investment Trust:
Series 2015-10	USD	2.203%	11/02/2020	100,000	98,269(1)(2)
Series 2015-9	USD	2.193%	10/01/2020	98,840	97,110(1)(2)
ML-CFC Commercial Mortgage Trust, Series 2007-8	USD	6.073%	08/12/2049	25,000	25,779(2)
Oak Hill Advisors Residential Loan Trust, Series 2015-NPL1	USD	3.475%	01/25/2055	13,191	13,188(1)(3)
RBSSP Resecuritization Trust:
Series 2012-6	USD	0.537%	11/26/2035	49,425	46,484(1)(2)
Series 2012-6	USD	0.527%	01/26/2036	49,637	47,059(1)(2)
Series 2012-6	USD	0.347%	08/26/2036	42,425	40,846(1)(2)
Series 2013-1	USD	0.367%	01/26/2037	49,668	46,137(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.550%	11/20/2038	20,000	19,925(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.000%	03/25/2054	91,446	91,807(1)(2)
Series 2015-5	USD	2.750%	05/25/2055	49,400	49,269(1)(2)
US Residential Opportunity Fund III Trust, Series 2015-1III	USD	3.721%	01/27/2035	37,917	37,862(1)
VOLT XXII LLC, Series 2015-NPL4	USD	3.500%	02/25/2055	32,396	32,184(1)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.500%	06/26/2045	44,399	43,916(1)(3)
VOLT XXXIII LLC, Series 2015-NPL5	USD	3.500%	03/25/2055	21,974	21,815(1)(3)
VOLT XXXIX LLC, Series 2015-NP13	USD	4.125%	10/25/2045	49,844	49,881(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,510,951

(Cost $1,502,295)

U.S. TREASURY BONDS/NOTES - 20.36%
U.S. Treasury Notes:
	USD	0.250%	12/15/2015	425,000	425,017
	USD	2.000%	01/31/2016	450,000	451,345
	USD	1.625%	04/30/2019	150,000	151,359
	USD	1.375%	09/30/2020	400,000	394,836
	USD	2.000%	11/15/2021	925,000	932,208
	USD	2.750%	02/15/2024	100,000	104,846
	USD	2.250%	11/15/2024	100,000	100,533
	USD	2.000%	08/15/2025	600,000	588,387

TOTAL U.S. TREASURY BONDS/NOTES					3,148,531

(Cost $3,133,319)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 23.28%
FHLMC TBA	USD	3.000%	12/10/2015	100,000	100,336(4)
FNMA TBA:
	USD	3.000%	12/10/2015	500,000	502,305(4)
	USD	3.500%	12/10/2015	1,250,000	1,295,020(4)
	USD	4.000%	12/10/2015	525,000	557,082(4)
	USD	4.500%	12/10/2015	375,000	405,425(4)
	USD	5.000%	12/10/2015	250,000	275,785(4)
	USD	2.500%	12/16/2015	100,000	101,320(4)
	USD	3.000%	12/16/2015	300,000	310,629(4)

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Stone Harbor Investment Grade Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (continued)
GNMA TBA	USD	3.500%	12/17/2015	50,000	$52,160(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					3,600,062

(Cost $3,581,968)

SHORT TERM INVESTMENTS - 8.51%
Money Market Mutual Funds - 8.51%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.11517%	N/A	1,314,977	1,314,977

TOTAL SHORT TERM INVESTMENTS					1,314,977

(Cost $1,314,977)

Total Investments - 97.25%					15,037,156
(Cost $15,107,171)
Other Assets in Excess of Liabilities - 2.75%					425,335

Net Assets - 100.00%					$15,462,491

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	- United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,162,245, which represents approximately 13.98% of net assets as of November 30, 2015.

(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2015.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2015.
(4)	Investment purchased on a delayed delivery basis.

Common Abbreviations:

FNMA	-	Fannie Mae.
FHLMC	-	Freddie Mac.
GMTN	-	Global Medium Term Note
GNMA	-	Government National Mortgage Association.
LLC	-	Lmited Liability Corporation.
LP	-	Limited Partnership.
Ltd	-	Limited.
NA	-	National Association.
NV	-	Naamloze Vennootshap is the Dutch term for a Public Limited Liability Corporation.
PLC	-	Public Limited Company.
SA de CV	-	A Variable Capital Company.
SCS	-	Societe en Commandite Simple is the French term for limited partnership.
SpA	-	Societa per Azione.
TBA	-	To Be Annoucned.
UK	-	United Kingdom.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	61

Stone Harbor Strategic Income Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Shares*	Market Value (Expressed in U.S. $)

OPEN-END FUNDS - 98.38%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	717,569	$7,103,932(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,553,187	12,301,243(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,507,630	15,453,210(1)

				34,858,385

TOTAL OPEN-END FUNDS				34,858,385

(Cost $37,160,346)

Total Investments - 98.38%				34,858,385
(Cost $37,160,346)
Other Assets In Excess of Liabilities - 1.62%				572,502(2)

Net Assets - 100.00%				$35,430,887

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

CAD	-	Canadian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for futures contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Market	EUR	108,000	Sale	12/08/2015	$114,141	$5,197
Citigroup Global Market	GBP	14,900	Sale	12/08/2015	22,442	604
Citigroup Global Market	MXN	2,943,200	Purchase	12/07/2015	177,448	2,270
J.P. Morgan Chase	CAD	625,000	Purchase	01/25/2016	468,000	665

						$8,736

Citigroup Global Market	MXN	11,571,300	Purchase	12/07/2015	$697,647	$(2,460)

						$(2,460)

**	The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount*	Unrealized Appreciation/(Depreciation)
Euro-Bund Future	Long	25	EUR	12/08/15	4,181,560	$115,692
Long Gilt Future	Long	6	GBP	3/29/16	1,063,873	3,434
US 10Yr Note Future	Short	(71)	USD	3/21/16	(8,977,063)	1,110
US Ultra T-Bond	Long	2	USD	3/21/16	316,875	969

*	The notional amount of each security is stated in the currency in which the security is denominated.

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Stone Harbor Strategic Income Fund	Statements of Investments
November 30, 2015 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION(3)

Reference Obligations	Clearinghouse	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at November 30, 2015(4)	Notional Amount(5)	Market Value	Upfront Premiums Received	Unrealized Depreciation
CDX HY NA 25 5Y	Intercontinental Exchange	5.000%	12/20/2020	4.499%	$5,050,000	$106,712	$100,788	$(5,924)

						$106,712	$100,788	$(5,924)

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	63

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments
November 30, 2015 (Unaudited)

	Currency	Rate	Shares*	Market Value (Expressed in U.S. $)

OPEN-END FUNDS - 99.97%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	4,823,020	$47,747,894(1)
Stone Harbor Local Markets Fund	USD	N/A	6,435,992	48,076,858(1)

				95,824,752

TOTAL OPEN-END FUNDS				95,824,752

(Cost $106,380,829)

Total Investments - 99.97%
(Cost $106,380,829)				95,824,752
Other Assets In Excess of Liabilities - 0.03%				27,729

Net Assets - 100.00%				$95,852,481

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Assets and Liabilities
November 30, 2015 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
ASSETS:
Investments, at value(1)	$1,719,794,421	$262,971,781	$760,165,760	$41,256,147
Cash	29,404,857	32,693	2,348	24,181
Foreign currency, at value (Cost $0, $0, $5,594 and $0, respectively)	–	–	5,580	–
Unrealized appreciation on credit default swap contracts	3,893,332	–	–	–
Unrealized appreciation on forward foreign currency contracts	2,083,231	217,741	2,568,284	25,413
Deposits with brokers for credit default swap contracts	4,180,000	–	–	–
Deposits with brokers for forward foreign currency contracts	–	–	2,160,000	–
Deposits with brokers for interest rate swap contracts	2,179,894	–	–	–
Receivable for investments sold	6,607,668	943,323	203,466,375	–
Receivable for fund shares sold	244,969	375,755	10,260	–
Interest receivable	27,411,819	4,021,089	16,286,176	594,402
Prepaid and other assets	60,028	20,257	44,384	15,106

Total Assets	1,795,860,219	268,582,639	984,709,167	41,915,249

LIABILITIES:
Payable due to brokers for forward foreign currency contracts	1,610,000	–	637,000	–
Payable for investments purchased	17,249,555	4,148,388	2,010,468	9,780
Payable for fund shares redeemed	3,421,341	–	2,917,472	–
Swap premium received	8,318,750	–	–	–
Unrealized depreciation on forward foreign currency contracts	212,925	1,619	4,680,166	–
Variation margin payable on interest rate swap contracts	90,275	–	–	–
Interest payable on credit default swap contracts	137,306	–	–	–
Payable to adviser	885,231	111,117	646,788	21,656
Payable to administrator	94,696	25,959	60,201	4,285
Other payables	83,149	57,808	173,609	33,989

Total Liabilities	32,103,228	4,344,891	11,125,704	69,710

Net Assets	$1,763,756,991	$264,237,748	$973,583,463	$41,845,539

NET ASSETS CONSIST OF:
Paid-in capital	$1,999,257,312	$295,223,676	$1,697,433,648	$46,445,334
Undistributed/(overdistributed) net investment income	11,372,892	216,435	(130,053,583)	52,105
Accumulated net realized loss on investments, forward foreign currency contracts, credit default swap contracts, interest rate swap contracts and foreign currency transactions	(169,087,794)	(10,554,171)	(323,969,245)	(3,754,789)
Net unrealized depreciation on investments, forward foreign currency contracts, credit default swap contracts, interest rate swap contracts and translation of assets and liabilities denominated in foreign currencies	(77,785,419)	(20,648,192)	(269,827,357)	(897,111)

Net Assets	$1,763,756,991	$264,237,748	$973,583,463	$41,845,539

PRICING OF SHARES:
Institutional Class
Net Assets	$1,763,756,991	$264,237,748	$973,583,463	$41,845,539
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	178,147,998	33,346,891	130,390,181	4,849,574

Net assets value, offering and redemption price per share	$9.90	$7.92	$7.47	$8.63

(1)Cost of Investments	$1,803,272,601	$283,833,434	$1,026,943,475	$42,177,761

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	65

Stone Harbor Investment Funds	Statements of Assets and Liabilities
November 30, 2015 (Unaudited)

	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
ASSETS:
Investments, at value(1)	$15,037,156	$–	$–
Investments in affiliates, at value(2)	–	34,858,385	95,824,752
Foreign currency, at value (Cost $0, $58,836 and $0, respectively)	–	58,643	–
Unrealized appreciation on forward foreign currency contracts	–	8,736	–
Deposits with brokers for credit default swap contracts	–	389,470	–
Cash pledged as collateral for forward commitments	3,552,393	–	–
Deposits with brokers for futures contracts collateral	–	179,651	–
Receivable for investments sold	123,881	200,000	12,960
Receivable for fund shares sold	440,000	1,000,000	–
Receivable from adviser	50,020	74,936	36,138
Interest receivable	67,925	7	–
Prepaid and other assets	9,696	10,364	15,852

Total Assets	19,281,071	36,780,192	95,889,702

LIABILITIES:
Bank Overdraft	–	170,551	12,960
Payable for investments purchased	3,784,858	990,000	–
Swap premium received	–	100,788	–
Unrealized depreciation on forward foreign currency contracts	–	2,460	–
Variation margin payable on credit default swap contracts	–	4,445	–
Variation margin payable on futures contracts	–	2,775	–
Interest payable on credit default swap contracts	–	49,799	–
Payable to administrator	6,734	1,522	3,845
Other payables	26,988	26,965	20,416

Total Liabilities	3,818,580	1,349,305	37,221

Net Assets	$15,462,491	$35,430,887	$95,852,481

NET ASSETS CONSIST OF:
Paid-in capital	$15,431,062	$37,499,066	$106,146,020
Undistributed net investment income	2,304	123,037	2,045,328
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts, credit default swap contracts, interest rate swap contracts and foreign currency transactions	99,140	(7,208)	(1,782,790)
Net unrealized depreciation on investments, forward foreign currency contracts, credit default swap contracts, interest rate swap contracts and translation of assets and liabilities denominated in foreign currencies	(70,015)	(2,184,008)	(10,556,077)

Net Assets	$15,462,491	$35,430,887	$95,852,481

PRICING OF SHARES:
Institutional Class
Net Assets	$15,462,491	$35,430,887	$95,852,481
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	1,508,653	3,697,937	10,980,251

Net assets value, offering and redemption price per share	$10.25	$9.58	$8.73

(1)Cost of Investments	$15,107,171	$–	$–
(2)Cost of Investments in affiliates	$–	$37,160,346	$106,380,829

See Notes to Financial Statements.
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Stone Harbor Investment Funds	Statements of Operations
For the Six Months Ended November 30, 2015 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
INVESTMENT INCOME:
Interest(1)	$73,736,297	$9,122,709	$45,306,535	$961,514
Dividends	14,673	39,039	12,158	339

Total Investment Income	73,750,970	9,161,748	45,318,693	961,853

EXPENSES:
Operational:
Investment advisory fee	5,514,351	695,614	4,555,706	141,940
Administration fees	479,517	86,489	320,322	11,312
Custodian fees	55,569	15,807	356,706	5,350
Printing fees	3,084	2,748	5,396	2,244
Professional fees	38,755	38,755	35,633	33,722
Trustee fees	75,937	11,366	58,793	945
Transfer agent fees	16,571	11,405	15,894	10,764
Registration fees	16,414	12,872	12,441	12,059
Insurance fees	13,745	1,879	14,560	171
Other	7,407	2,144	6,618	1,486

Total expenses before waiver/reimbursement	6,221,350	879,079	5,382,069	219,993
Less fees waived by investment adviser	–	–	–	(53,005)

Total Net Expenses	6,221,350	879,079	5,382,069	166,988

Net Investment Income	67,529,620	8,282,669	39,936,624	794,865

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(28,530,854)	(7,173,304)	(199,786,221)	(91,067)
Credit default swap contracts	691,316	–	–	–
Interest rate swap contracts	(478,664)	–	–	–
Forward foreign currency contracts	1,149,297	(27,209)	9,444,652	4,906
Foreign currency transactions	(379,641)	2,922	(4,440,908)	(16,652)

Net realized loss	(27,548,546)	(7,197,591)	(194,782,477)	(102,813)

Change in unrealized appreciation/(depreciation) on:
Investments	(88,720,698)	(18,123,611)	10,920,315	(1,344,999)
Credit default swap contracts	3,390,303	–	–	–
Interest rate swap contracts	(528,406)	–	–	–
Forward foreign currency contracts	1,104,788	121,018	(4,602,238)	22,028
Translation of assets and liabilities denominated in foreign currencies	50,359	(848)	640,427	(970)

Net change in unrealized appreciation/(depreciation)	(84,703,654)	(18,003,441)	6,958,504	(1,323,941)

Net Realized and Unrealized Loss	(112,252,200)	(25,201,032)	(187,823,973)	(1,426,754)

Net Decrease in Net Assets Resulting from Operations	$(44,722,580)	$(16,918,363)	$(147,887,349)	$(631,889)

(1)Including Foreign Tax Withholding	$89,353	$–	$371,336	$–

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	67

Stone Harbor Investment Funds	Statements of Operations
For the Six Months Ended November 30, 2015 (Unaudited)

	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
INVESTMENT INCOME:
Interest	$118,669	$–	$–
Dividends	536	18	–
Dividends from affiliated investment companies	–	671,283	1,511,004

Total Investment Income	119,205	671,301	1,511,004

EXPENSES:
Operational:
Investment advisory fee	22,650	93,956	324,505
Administration fees	11,799	9,014	22,835
Custodian fees	6,261	8,399	2,910
Printing fees	2,201	2,224	2,184
Professional fees	25,972	25,972	20,595
Trustee fees	452	1,361	3,546
Transfer agent fees	10,249	10,498	10,494
Registration fees	10,619	10,796	6,267
Insurance fees	67	219	438
Other	1,448	1,510	1,636

Total expenses before waiver/reimbursement	91,718	163,949	395,410
Less fees waived by investment adviser	(22,650)	(93,956)	(324,505)
Less expenses reimbursed by investment adviser	(36,711)	(49,673)	(36,138)

Total Net Expenses	32,357	20,320	34,767

Net Investment Income	86,848	650,981	1,476,237

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(22,159)	–	–
Investments - affiliated investment companies	–	(435,618)	(1,508,254)
Credit default swap contracts	–	965	–
Futures contracts	–	(57,846)	–
Forward foreign currency contracts	–	(59,354)	–
Foreign currency transactions	–	(9,324)	–

Net realized loss	(22,159)	(561,177)	(1,508,254)

Change in unrealized appreciation/(depreciation) on:
Investments	(95,181)	(1,314,656)	(6,348,652)
Credit default swap contracts	–	(31,864)	–
Futures contracts	–	178,115	–
Forward foreign currency contracts	–	5,213	–
Translation of assets and liabilities denominated in foreign currencies	–	6,244	–

Net change in unrealized depreciation	(95,181)	(1,156,948)	(6,348,652)

Net Realized and Unrealized Loss	(117,340)	(1,718,125)	(7,856,906)

Net Decrease in Net Assets Resulting from Operations	$(30,492)	$(1,067,144)	$(6,380,669)

See Notes to Financial Statements.
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Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund
	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015

OPERATIONS:
Net investment income	$67,529,620	$116,699,852	$8,282,669	$17,041,253
Net realized gain/(loss) on investments, credit default swap contracts, futures contracts, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(27,548,546)	(83,285,428)	(7,197,591)	357,724
Net change in unrealized depreciation on investments, credit default swap contracts, interest rate swap contracts, futures contracts, forward foreign currency contracts and foreign currency transactions	(84,703,654)	(65,214,960)	(18,003,441)	(17,293,072)
Net increase/(decrease) in net assets resulting from operations	(44,722,580)	(31,800,536)	(16,918,363)	105,905

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(57,134,662)	(104,263,472)	(8,384,566)	(18,987,355)
From net realized gains	–	–	–	(9,517,441)
Net decrease in net assets from distributions to shareholders	(57,134,662)	(104,263,472)	(8,384,566)	(28,504,796)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	127,728,554	476,079,373	2,817,494	54,566,778
Issued to shareholders in reinvestment of distributions	53,080,382	98,614,208	7,314,015	25,193,090
Cost of shares redeemed	(251,535,217)	(680,253,445)	(10,305,172)	(64,502,568)
Net increase/(decrease) in net assets from capital share transactions	(70,726,281)	(105,559,864)	(173,663)	15,257,300

Net Decrease in Net Assets	(172,583,523)	(241,623,872)	(25,476,592)	(13,141,591)

NET ASSETS:
Beginning of period	1,936,340,514	2,177,964,386	289,714,340	302,855,931
End of period	$1,763,756,991	$1,936,340,514	$264,237,748	$289,714,340

Includes undistributed net investment income of:	$11,372,892	$977,934	$216,435	$318,332

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	185,010,068	196,069,405	33,382,621	31,455,233
Shares sold	12,766,726	44,694,384	340,842	5,947,727
Shares reinvested	5,371,552	9,292,443	911,762	2,858,107
Shares redeemed	(25,000,348)	(65,046,164)	(1,288,334)	(6,878,446)
Shares outstanding - end of period	178,147,998	185,010,068	33,346,891	33,382,621

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	69

Stone Harbor Investment Funds	Statements of Changes in Net Assets

			Stone Harbor Emerging Markets Corporate
	Stone Harbor Local Markets Fund		Debt Fund
	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015

OPERATIONS:
Net investment income	$39,936,624	$115,420,109	$794,865	$1,134,569
Net realized gain/(loss) on investments, credit default swap contracts, futures contracts, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(194,782,477)	(262,316,954)	(102,813)	363,555
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts, interest rate swap contracts, futures contracts, forward foreign currency contracts and foreign currency transactions	6,958,504	(196,330,586)	(1,323,941)	(619,142)
Net increase/(decrease) in net assets resulting from operations	(147,887,349)	(343,227,431)	(631,889)	878,982

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	–	(27,499,281)	(806,595)	(1,215,887)
Net decrease in net assets from distributions to shareholders	–	(27,499,281)	(806,595)	(1,215,887)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	118,548,327	371,721,098	25,000,000	2,938,306
Issued to shareholders in reinvestment of distributions	–	26,635,265	519,898	1,215,887
Cost of shares redeemed	(560,025,223)	(955,466,079)	(6,237,300)	(6,102,931)
Net increase/(decrease) in net assets from capital share transactions	(441,476,896)	(557,109,716)	19,282,598	(1,948,738)

Net Increase/(Decrease) in Net Assets	(589,364,245)	(927,836,428)	17,844,114	(2,285,643)

NET ASSETS:
Beginning of period	1,562,947,708	2,490,784,136	24,001,425	26,287,068
End of period	$973,583,463	$1,562,947,708	$41,845,539	$24,001,425
Includes undistributed/(overdistributed) net investment income of:	$(130,053,583)	$(169,990,207)	$52,105	$63,835

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	186,605,612	249,984,702	2,634,743	2,847,399
Shares sold	15,259,573	40,488,906	2,866,973	318,097
Shares reinvested	–	3,068,946	59,718	134,222
Shares redeemed	(71,475,004)	(106,936,942)	(711,860)	(664,975)
Shares outstanding - end of period	130,390,181	186,605,612	4,849,574	2,634,743

See Notes to Financial Statements.

70	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Investment Grade Fund		Stone Harbor Strategic Income Fund
	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015

OPERATIONS:
Net investment income	$86,848	$96,786	$650,981	$1,270,579
Net realized gain/(loss) on investments, credit default swap contracts, futures contracts, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(22,159)	165,207	(125,559)	283,251
Net realized loss on investments - affiliated investment companies	–	–	(435,618)	(14,796)
Distributions from affiliated investment companies	–	–	–	418,657
Net change in unrealized depreciation on investments, credit default swap contracts, interest rate swap contracts, futures contracts, forward foreign currency contracts and foreign currency transactions	(95,181)	(54,936)	(1,156,948)	(1,490,326)
Net increase/(decrease) in net assets resulting from operations	(30,492)	207,057	(1,067,144)	467,365

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(87,753)	(98,558)	(566,055)	(1,268,494)
From net realized gains	–	(73,570)	–	(80,720)
Net decrease in net assets from distributions to shareholders	(87,753)	(172,128)	(566,055)	(1,349,214)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	5,960,832	6,913,138	2,802,571	23,081,037
Issued to shareholders in reinvestment of distributions	87,753	172,128	171,135	1,306,521
Cost of shares redeemed	(345,000)	(365,300)	–	–
Net increase in net assets from capital share transactions	5,703,585	6,719,966	2,973,706	24,387,558

Net Increase in Net Assets	5,585,340	6,754,895	1,340,507	23,505,709

NET ASSETS:
Beginning of period	9,877,151	3,122,256	34,090,380	10,584,671
End of period	$15,462,491	$9,877,151	$35,430,887	$34,090,380
Includes undistributed net investment income of:	$2,304	$3,209	$123,037	$38,111

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	953,189	300,737	3,390,417	1,013,714
Shares sold	580,575	670,830	289,702	2,247,267
Shares reinvested	8,561	16,631	17,818	129,436
Shares redeemed	(33,672)	(35,009)	–	–
Shares outstanding - end of period	1,508,653	953,189	3,697,937	3,390,417

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	71

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Allocation Fund
	For the Six Months Ended November 30, 2015 (Unaudited)	For the Period October 20, 2014 (Inception) to May 31, 2015

OPERATIONS:
Net investment income	$1,476,237	$1,615,277
Net realized loss on investments - affiliated securities	(1,508,254)	(274,536)
Net change in unrealized depreciation on investments - affiliated securities	(6,348,652)	(4,207,425)
Net decrease in net assets resulting from operations	(6,380,669)	(2,866,684)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	–	(1,049,102)
Net decrease in net assets from distributions to shareholders	–	(1,049,102)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	27,708,700	88,266,192
Issued to shareholders in reinvestment of distributions	–	1,049,102
Cost of shares redeemed	(10,875,058)	–
Net increase in net assets from capital share transactions	16,833,642	89,315,294

Net Increase in Net Assets	10,452,973	85,399,508

NET ASSETS:
Beginning of period	85,399,508	–

End of period	$95,852,481	$85,399,508

Includes undistributed net investment income of:	$2,045,328	$569,091

OTHER INFORMATION:
Share Transactions:
Institutional Class Beginning shares	9,124,028	–
Shares sold	3,041,123	9,010,734
Shares reinvested	–	113,294
Shares redeemed	(1,184,900)	–
Shares outstanding - end of period	10,980,251	9,124,028

See Notes to Financial Statements.

72	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011

Net asset value - beginning of period	$10.47	$11.11	$11.34	$10.93	$11.20	$10.48
Income/(loss) from investment operations:
Net investment income(1)	0.37	0.59	0.55	0.55	0.65	0.67
Net realized and unrealized gain/(loss) on investments	(0.62)	(0.70)	(0.31)	0.45	(0.15)	1.00
Total income/(loss) from investment operations	(0.25)	(0.11)	0.24	1.00	0.50	1.67

Less distributions to common shareholders:
From net investment income	(0.32)	(0.53)	(0.47)	(0.54)	(0.67)	(0.63)
From net realized gains	–	–	–	(0.05)	(0.10)	(0.32)
Total distributions	(0.32)	(0.53)	(0.47)	(0.59)	(0.77)	(0.95)
Net Increase/(Decrease) in Net Asset Value	(0.57)	(0.64)	(0.23)	0.41	(0.27)	0.72
Net asset value - end of period	$9.90	$10.47	$11.11	$11.34	$10.93	$11.20

Total Return(2)(3)	(2.36)%	(1.01)%	2.45%	9.05%	4.61%	16.30%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,764	$1,936	$2,178	$1,837	$1,184	$749
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.68%(4)	0.68%	0.70%	0.68%	0.72%	0.77%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.68%(4)	0.68%	0.70%	0.68%	0.72%	0.75%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	7.35%(4)	5.54%	5.21%	4.68%	5.78%	6.02%
Portfolio turnover rate	39%	75%	68%	68%	60%	82%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower in 2011 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

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Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011

Net asset value - beginning of period	$8.68	$9.63	$9.83	$9.13	$10.00	$9.36
Income/(loss) from investment operations:
Net investment income(1)	0.25	0.54	0.60	0.70	0.72	0.77
Net realized and unrealized gain/(loss) on investments	(0.76)	(0.58)	0.13	0.72	(0.59)	0.78
Total income/(loss) from investment operations	(0.51)	(0.04)	0.73	1.42	0.13	1.55

Less distributions to common shareholders:
From net investment income	(0.25)	(0.60)	(0.64)	(0.68)	(0.70)	(0.76)
From net realized gains	–	(0.31)	(0.29)	(0.04)	(0.30)	(0.15)
Total distributions	(0.25)	(0.91)	(0.93)	(0.72)	(1.00)	(0.91)
Net Increase/(Decrease) in Net Asset Value	(0.76)	(0.95)	(0.20)	0.70	(0.87)	0.64
Net asset value - end of period	$7.92	$8.68	$9.63	$9.83	$9.13	$10.00

Total Return(2)(3)	(5.89)%	(0.27)%	7.90%	15.87%	1.77%	17.14%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$264	$290	$303	$387	$520	$488
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.63%(4)	0.62%(5)	0.62%	0.60%	0.62%	0.65%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.63%(4)	0.60%(5)	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.95%(4)	5.98%	6.23%	7.27%	7.67%	7.78%
Portfolio turnover rate	23%	52%	54%	59%	46%	60%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower in May 2011 through May 2015 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Effective October 1, 2014, the expense limitation rate changed from 0.55% to 0.65%.

See Notes to Financial Statements.

74	www.shiplp.com

Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Period June 30, 2010 (Inception) to May 31, 2011

Net asset value - beginning of period	$8.38	$9.96	$10.51	$10.10	$11.21	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.26	0.52	0.53	0.49	0.57	0.51
Net realized and unrealized gain/(loss) on investments	(1.17)	(1.98)	(0.96)	0.33	(1.21)	1.14
Total income/(loss) from investment operations	(0.91)	(1.46)	(0.43)	0.82	(0.64)	1.65

Less distributions to common shareholders:
From net investment income	–	(0.12)	(0.07)	(0.39)	(0.45)	(0.39)
From net realized gains	–	–	(0.05)	(0.02)	–	(0.05)
From tax return of capital	–	–	–	–	(0.02)	–
Total distributions	–	(0.12)	(0.12)	(0.41)	(0.47)	(0.44)
Net Increase/(Decrease) in Net Asset Value	(0.91)	(1.58)	(0.55)	0.41	(1.11)	1.21
Net asset value - end of period	$7.47	$8.38	$9.96	$10.51	$10.10	$11.21

Total Return(2)(3)	(10.86)%	(14.70)%	(4.04)%	7.92%	(5.84)%	16.82%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$974	$1,563	$2,491	$2,464	$1,563	$606
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.89%(4)	0.87%	0.88%	0.86%	0.89%	1.01%(4)
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.89%(4)	0.87%	0.88%	0.86%	0.89%	1.00%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	6.57%(4)	5.62%	5.41%	4.45%	5.35%	5.13%(4)
Portfolio turnover rate	91%	145%	181%	191%	161%	102%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower in 2011 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	75

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Period June 1, 2011 (Inception) to May 31, 2012

Net asset value - beginning of period	$9.11	$9.23	$9.37	$8.89	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.21	0.41	0.41	0.44	0.59
Net realized and unrealized gain/(loss) on investments	(0.47)	(0.08)	(0.08)	0.46	(1.11)
Total income/(loss) from investment operations	(0.26)	0.33	0.33	0.90	(0.52)

Less distributions to common shareholders:
From net investment income	(0.22)	(0.45)	(0.47)	(0.42)	(0.59)
Total distributions	(0.22)	(0.45)	(0.47)	(0.42)	(0.59)
Net Increase/(Decrease) in Net Asset Value	(0.48)	(0.12)	(0.14)	0.48	(1.11)
Net asset value - end of period	$8.63	$9.11	$9.23	$9.37	$8.89

Total Return(2)	(2.86)%	3.64%	3.80%	10.13%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$42	$24	$26	$68	$35
Ratio of expenses to average net assets without fee waivers/reimbursements	1.32%(3)	1.40%	1.22%	1.16%	1.32%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00%(3)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.76%(3)	4.52%	4.58%	4.68%	6.41%
Portfolio turnover rate	35%	62%	78%	78%	51%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Annualized.

See Notes to Financial Statements.

76	www.shiplp.com

Stone Harbor Investment Grade Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2015 (Unaudited)		For the Year Ended May 31, 2015	For the Period December 18, 2013 (Inception) to May 31, 2014

Net asset value - beginning of period	$10.36		$10.38	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.07		0.13	0.07
Net realized and unrealized gain/(loss) on investments	(0.12)		0.07	0.37
Total income/(loss) from investment operations	(0.05)		0.20	0.44

Less distributions to common shareholders:
From net investment income	(0.06)		(0.14)	(0.06)
From net realized gains	–		(0.08)	–
Total distributions	(0.06)		(0.22)	(0.06)
Net Increase/(Decrease) in Net Asset Value	(0.11)		(0.02)	0.38
Net asset value - end of period	$10.25		$10.36	$10.38

Total Return(2)(3)	(0.48%)		1.94%	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15		$10	$3
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.42	%(4)	2.07%	4.14%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.50	%(4)	0.50%	0.50%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	1.34	%(4)	1.26%	1.62%(4)
Portfolio turnover rate	16%		51%	27%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	77

Stone Harbor Strategic Income Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2015 (Unaudited)		For the Year Ended May 31, 2015		For the Period December 18, 2013 (Inception) to May 31, 2014

Net asset value - beginning of period	$10.05		$10.44		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.19		0.49		0.15
Net realized and unrealized gain/(loss) on investments	(0.50)		(0.37)		0.42

Total income/(loss) from investment operations	(0.31)		0.12		0.57

Less distributions to common shareholders:
From net investment income	(0.16)		(0.48)		(0.13)
From net realized gains	–		(0.03)		–

Total distributions	(0.16)		(0.51)		(0.13)

Net Increase/(Decrease) in Net Asset Value	(0.47)		(0.39)		0.44

Net asset value - end of period	$9.58		$10.05		$10.44

Total Return(2)(3)	(3.08%)		1.15%		5.73%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35		$34		$11
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.96	%(4)(5)	1.06	%(5)	1.46%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.12	%(4)(5)	0.11	%(5)	0.12%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.81	%(4)(5)	4.88	%(5)	3.38%(4)(5)
Portfolio turnover rate	16%		8%		0%(6)

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.
(6)	Less than 0.5%.

See Notes to Financial Statements.

78	www.shiplp.com

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2015 (Unaudited)		For the Period October 20, 2014 (Inception) to May 31, 2015

Net asset value - beginning of period	$9.36		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.14		0.23
Net realized and unrealized loss on investments	(0.77)		(0.70)

Total loss from investment operations	(0.63)		(0.47)

Less distributions to common shareholders:
From net investment income	–		(0.17)

Total distributions	–		(0.17)

Net Decrease in Net Asset Value	(0.63)		(0.64)

Net asset value - end of period	$8.73		$9.36

Total Return(2)(3)	(6.73%)		(4.73%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$96		$85
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.85	%(4)(5)	0.97%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.07	%(4)(5)	0.10%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.18	%(4)(5)	3.68%(4)(5)
Portfolio turnover rate	15%		11%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower in 2015 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	79

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and other income producing securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, the Funds can invest a greater portion of the Funds’ assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the closing bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Over-the-counter traded derivatives (primarily swaps) are priced by an independent pricing service. Derivatives which are cleared by an exchange are priced by such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

The three-tier hierarchy is summarized as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2015:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,134,714,246	$–	$1,134,714,246
Bank Loans	–	–	156,228	156,228
Corporate Bonds	–	532,038,183	–	532,038,183
Credit Linked Notes
Colombia	–	1,265,472	–	1,265,472
Iraq	–	–	5,869,880	5,869,880
Venezuela	–	–	16,525,203	16,525,203
Short Term Investments	29,225,209	–	–	29,225,209

Total	$29,225,209	$1,668,017,901	$22,551,311	$1,719,794,421

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$2,083,231	$–	$2,083,231
Credit Default Swap Contracts	–	3,893,332	–	3,893,332
Interest Rate Swap Contracts	–	283,388	–	283,388
Liabilities
Forward Foreign Currency Contracts	–	(212,925)	–	(212,925)
Interest Rate Swap Contracts	–	(316,661)	–	(316,661)

Total	$–	$5,730,365	$–	$5,730,365

Investments in Securities at Value*	Level 1 -Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$235,504,617	$–	$235,504,617
Convertible Corporate Bonds	–	455,941	–	455,941
Bank Loans	–	19,361,434	–	19,361,434
Common/Preferred Stocks	136,594	–	–	136,594
Short Term Investments	7,513,195	–	–	7,513,195

Total	$7,649,789	$255,321,992	$–	$262,971,781

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$217,741	$–	$217,741
Liabilities
Forward Foreign Currency Contracts	–	(1,619)	–	(1,619)

Total	$–	$216,122	$–	$216,122

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$709,566,682	$–	$709,566,682
Corporate Bonds	–	40,964,545	–	40,964,545
Credit Linked Notes	–	2,123,457	–	2,123,457
Short Term Investments	7,511,076	–	–	7,511,076

Total	$7,511,076	$752,654,684	$–	$760,165,760

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$2,568,284	$–	$2,568,284
Liabilities
Forward Foreign Currency Contracts	–	(4,680,166)	–	(4,680,166)

Total	$–	$(2,111,882)	$–	$ (2,111,882)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$41,154,904	$–	$41,154,904
Short Term Investments	101,243	–	–	101,243

Total	$101,243	$41,154,904	$–	$41,256,147

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$25,413	$–	$25,413

Total	$–	$25,413	$–	$25,413

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$5,462,635	$–	$5,462,635
Asset Backed/Commercial Mortgage Backed Securities	–	1,510,951	–	1,510,951
U.S. Treasury Bonds/Notes	–	3,148,531	–	3,148,531
U.S. Government Agency Mortgage Backed Securities	–	3,600,062	–	3,600,062
Short Term Investments	1,314,977	–	–	1,314,977

Total	$1,314,977	$13,722,179	$–	$15,037,156

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$34,858,385	$–	$–	$34,858,385

Total	$34,858,385	$–	$–	$34,858,385

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Strategic Income Fund (continued)
Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$8,737	$–	$8,737
Futures Contracts	121,205	–	–	121,205
Liabilities
Forward Foreign Currency Contracts	–	(2,460)	–	(2,460)
Credit Default Swap Contracts	–	(5,924)	–	(5,924)

Total	$121,205	$353	$–	$121,558

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$95,824,752	$–	$–	$95,824,752

Total	$95,824,752	$–	$–	$95,824,752

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers between Levels 1 and 2 during the period ended November 30, 2015. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2015	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of November 30, 2015	Net change in unrealized appreciation/ (depreciation) still held at November 30, 2015

Stone Harbor
Emerging
Markets
Debt Fund
Bank Loans	$218,719	$–	$–	$–	$(62,491)	$–	$–	$–	$–	$156,228	$(62,491)
Credit Linked Notes	22,967,945	1,871,451	–	(41,945)	(2,008,014)	–	(394,354)	–	–	22,395,083	(2,008,014)

Total	$23,186,664	$1,871,451	$–	$(41,945)	$(2,070,505)	$–	$(394,354)	$–	$–	$22,551,311	$(2,070,505)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Schedules of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

deliverables are reflected on the State of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any, are generally declared and paid on a quarterly basis, except for any distributions paid by Local Markets Fund and Emerging Markets Debt Allocation Fund. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Statement of Changes in Net Assets for the year ended May 31, 2015: Subsequent to the issuance of the Funds’ 2015 financial statements, an error was identified in the presentation of the Strategic Income Fund’s Statement of Changes in Net Assets for the year ended May 31, 2015. This error resulted in the overstatement of “Net Realized gain/loss on investments” presented by $418,657 as well as the corresponding overstatement of the totals “Net increase/decrease in net assets resulting from operations”, “Net increase in net assets”, and “Net Assets” by that same amount. These balances within the Statement of Changes in Net Assets for the year ended May 31, 2015 have been revised to reflect the correct amounts. The previously issued Statement of Assets and Liabilities as of May 31, 2015, and the related Statement of Operations and Financial Highlights for the year then ended were properly stated and were not impacted by this error.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: The Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Funds may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts, credit default swaps, interest rate swaps, and future contracts on the Statements of Assets and Liabilities as of November 30, 2015:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$3,893,332	Unrealized depreciation on credit default swap contracts	$–
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	283,388	Unrealized depreciation on interest rate swap contracts	(316,661)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	2,083,231	Unrealized depreciation on forward foreign currency contracts	(212,925)
Total		$6,259,951		$(529,586)

Stone Harbor High Yield Bond Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$217,741	Unrealized depreciation on forward foreign currency contracts	$(1,619)
Total		$217,741		$(1,619)

Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$2,568,284	Unrealized depreciation on forward foreign currency contracts	$(4,680,166)
Total		$2,568,284		$(4,680,166)

Stone Harbor Emerging Markets Corporate Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$25,413	Unrealized depreciation on forward foreign currency contracts	$–
Total		$25,413		$–

Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	$–	Unrealized depreciation on credit default swap contracts	$(5,924)
Interest Rate Risk (Futures Contracts)*	Unrealized appreciation on futures contracts	121,205	Unrealized depreciation on futures contracts	–
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	8,736	Unrealized depreciation on forward foreign currency contracts	(2,460)
Total		$129,941		$(8,384)

*

The value presented includes cumulative gain/(loss) on open futures contracts, interest rate swap contracts, and credit default swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2015.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

The number of forward foreign currency contracts, credit default swap contracts, interest rate swap contracts, and futures contracts held at November 30, 2015 is representative of activity during the periods ended November 30, 2015.

The effect of forward foreign currency contracts, credit default swaps, interest rate swaps, and futures contracts on the Statements of Operations for the period ended November 30, 2015:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$691,316	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$3,390,303
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts	(478,664)	Change in unrealized appreciation/(depreciation) on interest rate swap contracts	(528,406)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	1,149,297	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	1,104,788
Total		$1,361,949		$3,966,685

Stone Harbor High Yield Bond Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(27,209)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$121,018
Total		$(27,209)		$121,018

Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$9,444,652	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(4,602,238)
Total		$9,444,652		$(4,602,238)

Stone Harbor Emerging Markets Corporate Debt Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$4,906	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$22,028
Total		$4,906		$22,028

Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$965	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$(31,864)
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	(57,846)	Change in unrealized appreciation/(depreciation) on futures contracts	178,115
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(59,354)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	5,213
Total		$(116,235)		$151,464

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2015.

Offsetting of Derivatives Assets
November 30, 2015
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities Available for Offset	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Stone Harbor Emerging Markets Debt Fund
Forward Foreign
Currency Contracts	$2,083,231	$–	$2,083,231	$(212,925)	$(1,610,000)	$260,306
Credit Default Swap Contract	3,893,332	–	3,893,332	–	–	3,893,332
Total	$5,976,563	$–	$5,976,563	$(212,925)	$–	$4,153,638

Stone Harbor High Yield Bond Fund
Forward Foreign
Currency Contracts	$217,741	$–	$217,741	$(1,619)	$–	$216,122
Total	$217,741	$–	$217,741	$(1,619)	$–	$216,122

Stone Harbor Local Markets Fund
Forward Foreign
Currency Contracts	$2,568,284	$–	$2,568,284	$(2,568,284)	$–	$–
Total	$2,568,284	$–	$2,568,284	$(2,568,284)	$–	$–

Stone Harbor Emerging Markets Corporate Debt Fund
Forward Foreign
Currency Contracts	$25,413	$–	$25,413	$–	$–	$25,413
Total	$25,413	$–	$25,413	$–	$–	$25,413

Stone Harbor Strategic Income Fund
Forward Foreign
Currency Contracts	$8,736	$–	$8,736	$(2,460)	$–	$6,276
Total	$8,736	$–	$8,736	$(2,460)	$–	$6,276

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Offsetting of Derivatives Liabilities
November 30, 2015
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities Available for Offset	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Debt Fund
Forward Foreign
Currency Contracts	$212,925	$–	$212,925	$(212,925)	$–	$–
Total	$212,925	$–	$212,925	$(212,925)	$–	$–

Stone Harbor High Yield Bond Fund
Forward Foreign
Currency Contracts	$1,619	$–	$1,619	$(1,619)	$–	$–
Total	$1,619	$–	$1,619	$(1,619)	$–	$–

Stone Harbor Local Markets Fund
Forward Foreign
Currency Contracts	$4,680,166	$–	$4,680,166	$(2,568,284)	$(1,690,987)	$420,895
Total	$4,680,166	$–	$4,680,166	$(2,568,284)	$(1,690,987)	$420,895

Stone Harbor Strategic Income Fund
Forward Foreign
Currency Contracts	$2,460	$–	$2,460	$(2,460)	$–	$–
Total	$2,460	$–	$2,460	$(2,460)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of November 30, 2015.

The tax character of the distributions paid by the Funds during the periods ended May 31, 2015 were as follows:

Stone Harbor Emerging Markets Debt Fund
Ordinary Income	$104,263,472

Total	$104,263,472

Stone Harbor High Yield Bond Fund
Ordinary Income	$19,455,425
Long-Term Capital Gain	9,049,371

Total	$28,504,796

Stone Harbor Local Markets Fund
Ordinary Income	$27,499,281

Total	$27,499,281

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund
Ordinary Income	$1,215,887

Total	$1,215,887

Stone Harbor Investment Grade Fund
Ordinary Income	$172,128

Total	$172,128

Stone Harbor Strategic Income Fund
Ordinary Income	$1,316,926
Long-Term Capital Gain	32,288

Total	$1,349,214

Stone Harbor Emerging Markets Debt Allocation Fund
Ordinary Income	$1,049,102

Total	$1,049,102

As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$4,476,156
Accumulated Capital Loss	(132,337,679)
Unrealized Depreciation	(2,479,492)
Cumulative Effect of Other Timing Difference*	(3,302,064)

Total	$(133,643,079)

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$413,436
Accumulated Capital Loss	(3,173,432)
Unrealized Depreciation	(2,827,899)
Cumulative Effect of Other Timing Difference*	(95,104)

Total	$(5,682,999)

Stone Harbor Local Markets Fund
Accumulated Capital Loss	$(121,225,776)
Unrealized Depreciation	(317,983,923)
Cumulative Effect of Other Timing Difference*	(136,753,137)

Total	$(575,962,836)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income	$76,312
Accumulated Capital Loss	(3,617,629)
Unrealized Appreciation	392,483
Cumulative Effect of Other Timing Difference*	(12,477)

Total	$(3,161,311)

Stone Harbor Investment Grade Fund
Undistributed Ordinary Income	$103,491
Accumulated Capital Gain	21,781
Unrealized Appreciation	24,402

Total	$149,674

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Stone Harbor Strategic Income Fund
Undistributed Ordinary Income	$88,467
Accumulated Capital Gain	489,931
Unrealized Depreciation	(1,043,285)
Cumulative Effect of Other Timing Difference*	29,907

Total	$(434,980)

Stone Harbor Emerging Markets Debt Allocation Fund
Undistributed Ordinary Income	$569,091
Accumulated Capital Loss	(28,021)
Unrealized Depreciation	(4,453,940)

Total	$(3,912,870)

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2015, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Debt Fund	$–	$(13,006,475)	$13,006,475
Stone Harbor High Yield Bond Fund	–	1,540,778	(1,540,778)
Stone Harbor Local Markets Fund	(1)	(235,485,550)	235,485,551
Stone Harbor Emerging Markets Corporate Debt Fund	–	111,177	(111,177)
Stone Harbor Investment Grade Fund	(423)	745	(322)
Stone Harbor Strategic Income Fund	(2,726)	10,260	(7,534)
Stone Harbor Emerging Markets Debt Allocation Fund	(2,916)	2,916	–

Capital Losses: As of May 31, 2015 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Debt Fund	$47,841,364	$17,042,098
Stone Harbor Local Markets Fund	84,978,042	4,728,953
Stone Harbor Emerging Markets Corporate Debt Fund	1,359,129	2,251,674

The following Funds elect to defer to the year ending May 31, 2016 the following capital losses recognized during the period November 1, 2014 through May 31, 2015:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$67,454,217
Stone Harbor High Yield Bond Fund	3,173,432
Stone Harbor Local Markets Fund	31,518,781
Stone Harbor Emerging Markets Corporate Debt Fund	6,826
Stone Harbor Emerging Markets Debt Allocation Fund	28,021

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

The following Fund elects to defer to the period ending May 31, 2016, late year ordinary losses in the amount of:

Fund	Amount

Stone Harbor Local Markets Fund	$133,045,763

Unrealized Appreciation and Depreciation on Investments: At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$10,899,570
Gross depreciation on investments (excess of tax cost over value)	(107,033,704)

Net unrealized depreciation	$(96,134,134)

Cost of investments for income tax purposes	$1,815,928,555

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$2,882,290
Gross depreciation on investments (excess of tax cost over value)	(23,924,113)

Net unrealized depreciation	$(21,041,823)

Cost of investments for income tax purposes	$284,013,604

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$(46,942,890)
Gross depreciation on investments (excess of tax cost over value)	(270,495,236)

Net unrealized depreciation	$(317,438,126)

Cost of investments for income tax purposes	$1,077,603,886

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$436,107
Gross depreciation on investments (excess of tax cost over value)	(1,401,736)

Net unrealized depreciation	$(965,629)

Cost of investments for income tax purposes	$42,221,776

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$95,763
Gross depreciation on investments (excess of tax cost over value)	(166,559)

Net unrealized depreciation	$(70,796)

Cost of investments for income tax purposes	$15,107,952

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$29,857
Gross depreciation on investments (excess of tax cost over value)	(2,381,316)

Net unrealized depreciation	$(2,351,459)

Cost of investments for income tax purposes	$37,209,844

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$(1,207,712)
Gross depreciation on investments (excess of tax cost over value)	(10,615,094)

Net unrealized depreciation	$(11,822,806)

Cost of investments for income tax purposes	$107,647,558

4. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55%, and 0.70% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, and Stone Harbor Investment Grade Fund Institutional Class will not exceed 0.75%, 0.65%, 1.00%, 1.00%, and 0.50%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses but exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2016 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2015, deferred fees and expenses eligible to be recovered will expire as follows:

	2016	2017	2018	Total
Stone Harbor High Yield Bond Fund	$256,488	$231,918	$65,578	$533,984
Stone Harbor Emerging Markets Corporate Debt Fund	$99,115	$97,636	$100,868	$297,619
Stone Harbor Investment Grade Fund	N/A	$49,712	$120,267	$169,979
Stone Harbor Strategic Income Fund	N/A	$61,917	$248,095	$310,012
Stone Harbor Debt Allocation Fund	N/A	N/A	$379,648	$379,648

5. INVESTMENTS

For the period ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$696,296,572	$727,447,850
Stone Harbor High Yield Bond Fund	62,063,003	59,710,739
Stone Harbor Local Markets Fund	974,271,583	1,255,114,511
Stone Harbor Emerging Markets Corporate Debt Fund	31,823,830	11,986,949
Stone Harbor Investment Grade Fund	3,593,827	1,271,914
Stone Harbor Strategic Income Fund	8,346,029	5,370,200
Stone Harbor Emerging Markets Debt Allocation Fund	32,639,823	14,400,781

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

For the period ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

	Purchases	Sales
Stone Harbor Investment Grade Fund	$997,887	$–

6. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended November 30, 2015 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance May 31, 2015	Purchases	Sales	Share Balance November 30, 2015	Dividend Income	Realized Loss	Market Value November 30, 2015
Stone Harbor Emerging Markets Debt Fund	969,132	89,496	341,059	717,569	$219,292	$(231,029)	$7,103,932
Stone Harbor High Yield Bond Fund	1,569,300	172,429	188,542	1,553,187	364,299	(196,688)	12,301,243
Stone Harbor Investment Grade Fund	952,172	589,130	33,672	1,507,630	87,692	(7,901)	15,453,210

	3,490,604	851,055	563,273	3,778,386	$671,283	$(435,618)	$34,858,385

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance May 31, 2015	Purchases	Sales	Share Balance November 30, 2015	Dividend Income	Realized Loss	Market Value November 30, 2015
Stone Harbor Emerging Markets Debt Fund	3,994,289	1,584,303	755,572	4,823,020	$1,511,004	$(403,341)	$47,747,894
Stone Harbor Local Markets Fund	5,205,538	2,051,829	821,375	6,435,992	–	(1,104,913)	48,076,858

	9,199,827	3,636,132	1,576,947	11,259,012	$1,511,004	$(1,508,254)	$95,824,752

The Emerging Markets Debt Fund engaged in cross trades with an affiliate of the Fund during the period ended November 30, 2015 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Emerging Markets Debt Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the period ended November 30, 2015 the Emerging Markets Debt Fund purchased a security from another fund for which the Adviser is the investment adviser in the amount of $1,412,337.

7. SHARES OF BENEFICIAL INTEREST

At November 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

8. BENEFICIAL OWNERSHIP

As of November 30, 2015 IMF Retired Staff Benefits owned beneficially 43.73% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 98.89% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.93% of the Stone Harbor Investment Grade Fund’s outstanding shares, an individual shareholder owned 61.76% of the Stone Harbor Strategic Income Fund’s outstanding shares and two separate shareholders held 30.74% and 28.38% of the of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2015 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent).” This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015-17 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. Management does not believe the adoption of ASU 2015-07 will have a material effect on the financial statements or disclosures of the Funds.

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Stone Harbor Investment Funds	Additional Information
November 30, 2015 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2015 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
J.P. Morgan EMBI Global Diversified	The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
Citigroup High Yield Market Capped	The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues and capping the par value of individual issuers at US $10 billion par amount outstanding. The index is a total rate of return index which captures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada.
J.P. Morgan GBI-EM Global Diversified	The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.
J.P. Morgan CEMBI Broad Diversified	The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
Barclays Capital U.S. Aggregate Index	The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Barclays Global Credit Index (Hedged USD)	Barclays Global Credit Total Return Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.

DEFINITIONS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Basis Point – a unit equal to one hundredth of a percentage point.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

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Stone Harbor Investment Funds	Additional Information
November 30, 2015 (Unaudited)

Quantitative Easing (QE) – is an unconventional monetary policy used by central banks to stimulate the national economy when standard monetary policy has become ineffective. A central bank implements quantitative easing by buying financial assets from commercial banks and other private institutions, thus increasing the monetary base. This is distinguished from the more usual policy of buying or selling government bonds in order to keep market interest rates at a specified target value.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

The S&P 500 – is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It differs from other U.S. stock market indices such as the Dow Jones Industrial Average and the Nasdaq due to its diverse constituency and weighting methodology.

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Stone Harbor Investment Funds	Trustees & Officers
November 30, 2015 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of Audit Committee; Trustee	Since June 21, 2007	Columbia University Associate Professor, 2000-Present; Consultant, 1991-Present.	10

Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund, Man FRM Alternative Multi-Strategy Fund, Excelsior Private Markets Fund II, Excelsior Private Markets Fund III and Excelsior Venture

Partners III and UST Global Private Markets.

Heath B. McLendon 1933	Trustee	Since June 21, 2007	Retired; formerly Citigroup – Chairman of Equity Research Oversight Committee (retired December 31, 2006).	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund

Patrick Sheehan 1947	Trustee	Since June 21, 2007	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund

Glenn Marchak 1956	Trustee	Since April 2, 2015	Chairman of Audit Committee, Apollo Tactical Income Fund Inc. (February 2013 to Present), Chairman of Audit Committee, Apollo Senior Floating Rate Fund Inc. (December 2010 –Present); Chairman of Audit Committee, Atlanta Equity Advisors/Resolvion (January 2010 – September 2014)	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

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Stone Harbor Investment Funds	Trustees & Officers
November 30, 2015 (Unaudited)

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953	Chairman; Trustee	Since October 17, 2012	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund

OFFICERS

Name and Year of Birth(1)	Position with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	Since June 21, 2007

Co-portfolio manager of the Funds; since April 2006, Chief Investment Officer of

Stone Harbor; prior to April 2006, Chief Investment Officer – North American

Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Jeffrey S. Scott 1959	Chief Compliance Officer	Since June 21, 2007

Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to

March 2006, Director of Compliance, New York Life Investment Management LLC;

from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers

Asset Management Inc.

Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since April 16, 2014

Since February 2008, Controller of Stone Harbor; from February 2006 to February

2008, Vice President of Portfolio Administration for Goldman Sachs Asset

Management; from 1991 to 2006, Citigroup Asset Management.

Amanda Suss 1969	Treasurer	Since April 16, 2014

Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July

2006, Director of Business Operations at Citigroup Asset Management; From April

1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset

Management.

Adam J. Shapiro 1963	Secretary/ Anti-Money Laundering Officer	Since June 21, 2007

Since April 2006, General Counsel of Stone Harbor; from April 2004 to March

2006, General Counsel, North American Fixed Income, Salomon Brothers Asset

Management Inc.; from August 1999 to March 2004, Director of Product and

Business Development, Citigroup Asset Management.

Vilma V. DeVooght 1977	Assistant Secretary	Since January 21, 2015	Vice President, Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.

Gina Meyer 1980	Assistant Treasurer	Since July 17, 2013

Since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January

2011 to October 2012, Manager of Fund Accounting for Jackson National Asset

Management; from August 2008 to January 2011, Supervisor of Fund Accounting

for Jackson National Asset Management.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser.
(1)	The business address of each Trustee and Officer of the Trust is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)

The term “Fund Complex” as used in this table includes each series of the Trust, and Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser. As of November 30, 2015 the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2015	103

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company

One Iron Street Boston,

MA 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-866-699-8125 toll free. Please read the prospectus carefully before investing. The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling 1-866-699-8125.

SHF000798  exp. 01/31/17

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

2

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2016

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

Date:	February 8, 2016

4